                         ANNUAL REPORT OCTOBER 31, 2001


                                 JPMORGAN FUNDS



                               U.S. EQUITY FUNDS

                             GROWTH AND INCOME FUND

                              CAPITAL GROWTH FUND

                             DYNAMIC SMALL CAP FUND

                              SMALL CAP EQUITY FUND




[LOGO]
JPMORGAN FLEMING
ASSET MANAGEMENT

CONTENTS

President's Letter                                       1

JPMorgan Growth and Income Fund
Fund Commentary                                          3

JPMorgan Capital Growth Fund
Fund Commentary                                          6

JPMorgan Dynamic Small Cap Fund
Fund Commentary                                          9

JPMorgan Small Cap Equity Fund
Fund Commentary                                         12

Portfolio of Investments                                15

Financial Statements                                    26

Notes to Financial Statements                           29

Portfolio Financial Statements                          54

HIGHLIGHTS

 -  Equities correct throughout developed markets.

 -  Federal Reserve cuts rates by 450 basis points.

 -  Fixed income stages sustained rally.

 -  Equity markets bounce back from September 11th lows.

NOT FDIC INSURED   May lose value/No bank guarantee
JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMorgan U.S. EQUITY FUNDS


PRESIDENT'S LETTER

                                                                December 3, 2001

Dear Shareholder:
We are pleased to present this annual report for the JPMorgan U.S. Equity Funds. Inside, you'll find information detailing the performance of each Fund for the year ended October 31, 2001, along with a report from the portfolio management team.

EQUITIES IN CONTEXT
The 12 months under review has not been a good time for equity investing. The S&P 500 Index and the MSCI EAFE Index are both down by about 25%. Our funds--however well managed they are--cannot avoid this sort of drop in world securities markets. However, we believe that the last year should be viewed within the context of long-term returns. Taken over 10 years, an investment in the S&P 500 Index would have generated average annual returns of 12.76%. That adds up to substantial gains for anyone invested over this time.

In many ways, the traumas recently experienced by markets are a consequence of the long economic expansion and bull market in equities. With the benefit of hindsight, it is obvious that the technology boom of the late 1990s and 2000 was built on excessive confidence. Much of the capacity put in place for the "Internet Revolution" was not needed and, certainly, the stock prices awarded to technology businesses were not justified.

Today, many of the plants that produce the building blocks of technology--silicon chips, fiber optics and so on--are whirring along at a fraction of their capabilities. Likewise, technology companies and others are selling considerably fewer PCs, mobile phones and other electronic gadgets than was previously expected. It is for this reason that the worst stock price falls have been in the technology sector.

The seriousness of the problem first became evident around the end of 2000, when U.S. economic growth sharply deteriorated. The Fed instigated an emergency 50 basis points rate cut in January. In all, it has reduced rates by a total of 450 basis points (4.5%) during 2001 and introduced a significant fiscal stimulus.

LOOKING FORWARD
At the time of writing, U.S.-led central bank action appears JPMorgan U.S. Equity Funds to be reviving economies and galvanizing financial markets. The broad-based S&P 500 Index is up almost 20% from the lows reached following the terrible terrorist attacks of September 11th. Further, the bond market (which has been the one bright spot in the 12 months) is discounting economic recovery.

There is some justification for this renewed optimism. In October, U.S. retail sales rose faster than ever. Further, oil prices have fallen back, which also provides an economic stimulus.

However, it is too soon to tell whether the spirited mood of markets heralds a resumption of the bull market. Our fixed income team expects U.S. economic recovery late in the second quarter of 2002. As the United States is the world's main driver of economic growth, this would be good for equity markets everywhere--with the possible exception of Japan, where specific economic difficulties remain. Yet there can be no certainty of this rosy scenario.

CONDOLENCES AND DETERMINATION
Finally, I would like to offer our sincere condolences to those who have suffered personal loss as a result of the terrorist attacks. At JPMorgan Fleming Asset Management, we are determined not to let these events distract us from our task of maximizing returns for our investors.

Sincerely yours,

/s/ George Gatch



George Gatch
President
JPMorgan Funds

                    JPMorgan GROWTH AND INCOME FUND
                             AS OF OCTOBER 31, 2001

HOW THE FUND PERFORMED
JPMorgan Growth & Income Fund, which seeks total return from a combination of capital growth and current income, fell 21.50% (class A shares, no sales charge) during the year ended October 31, 2001. This compares with a loss of 18.41% for the S&P 500 BARRA Value Index.

HOW THE FUND WAS MANAGED
In a turbulent 12 months, there was no escaping the decline in stocks. While this Fund outperformed the S&P 500 Index (which dropped 24.83% in the period), its losses were greater than those of its benchmark, the S&P 500 BARRA Value Index. The majority of this underperformance occurred in January, when greater than expected rate cuts by the Federal Reserve Board caused a rally in stocks displaying the classic low quality characteristics such as a weak balance sheet, and low return on capital. Logically speaking, these companies had much to gain from falling rates. This backdrop was not favorable to the Fund, which invests in the stocks of high quality companies.

As the extreme weakness of the economy became clear, however, the market's preference for low quality diminished. Through 2001, the Fund's relative performance improved. The terrorist attacks of September 11th caused a flight to quality, with the result that by the end of the 12 months quality was priced at a premium. Balance sheet strength, high profit margins, strong cash flow, and other hallmarks of quality were all sought after once again.

The Fund's greatest underperformance of its benchmark occurred in the financial sector. Going into the period, it was overweighted in financial stocks with exposure to capital markets and asset management businesses. By contrast, it was underweighted in regional banks, which appeared to have lower growth businesses. When the extent of the bubble in information technology demand and financial assets became clear, the banks with capital markets and asset management businesses dropped most. But regional bank stock prices performed well, supported by the falling rate environment.

Fund holdings with substantial capital markets businesses included AIG, American Express, and Bank of New York. The Fund also suffered from not owning Bank of America, which is a major index constituent that performed relatively well.

The Fund's greatest success against the benchmark was in information technology, which was the sector that dropped most in absolute terms. The Fund benefited from being underweighted and not owning stocks such as Gateway, Hewlett Packard, JDS Uniphase, and Nortel Networks. These names fell between 60% and 90%.

LOOKING AHEAD
The Fund's emphasis on quality companies within the `value' area of the equity market should mean it is well placed in an uncertain economic environment.
                                  (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS
[CHART]

Financial                                              18.7%
Energy                                                 16.4%
Telecommunications                                     11.3%
Industrial Cyclical                                     8.4%
Pharmaceuticals                                         7.6%
Consumer Cyclicals                                      6.9%
Basic Materials                                         5.9%
Consumer Staples                                        4.4%
Insurance                                               4.2%
Consumer Services                                       3.8%
Semiconductors                                          3.2%
Utilities                                               3.1%
Retailing                                               3.0%
Software & Services                                     1.2%
Systems Hardware                                        1.0%
Cash Equivalents & Short-Term Paper                     0.9%



TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. EXXON MOBIL CORP. (6.7%) Operates petroleum and petrochemicals business on a worldwide basis. Operations include exploration and production of oil and gas, electric power generation and coal and minerals operations.
2. CITIGROUP, INC. (6.0%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.
3. VERIZON COMMUNICATIONS, INC. (4.3%) Provides wireline voice and data services, wireless services, Internet services and published directory information. The Company also provides network services for the federal government including business phone lines, data services, telecommunications equipment and payphones. Verizon has operations worldwide.
4. CHEVRON TEXACO CORP. (3.6%) Produces crude oil and natural gas. It also refines crude oil into finished petroleum products as well as markets and transports crude oil, natural gas, and petroleum products.
5. ROYAL DUTCH PETROLEUM CO., N.Y. REGISTERED SHARES (NETHERLANDS) (3.6%) Involved in all phases of the petroleum and petrochemicals industries from exploration to final processing, delivery and marketing.
6. ABBOTT LABORATORIES (3.0%) Discovers, develops, manufactures, and sells a broad and diversified line of health care products and services. The Company's products include pharmaceuticals, diagnostic products, hospital products, chemical and agricultural products, and nutritionals. Abbott markets its products worldwide through affiliates and distributors.
7. PHILIP MORRIS COMPANIES, INC. (3.0%) Through its subsidiaries, the Company provides a complete range of manufacturing and selling of a variety of consumer products. It also provides tobacco products, as well as packaged foods such as cheese, processed meat products, coffee, and grocery products.
8. BELLSOUTH CORP. (2.7%) Provides telecommunications services, systems, and products. The Company provides residential, business, and wholesale customers with integrated voice, video, and data services.
9. WELLS FARGO CO. (2.6%) A diversified financial services company providing banking, insurance, investments, mortgage and consumer finance. The Company operates through physical stores, the Internet and other distribution channels across North America and elsewhere internationally.
10. AMERICAN INTERNATIONAL GROUP, INC. (2.5%) Writes property, casualty and life insurance and provides a variety of insurance and insurance-related services through its subsidiaries in the United States and overseas.

Top 10 equity holdings comprised 38.0% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                  (UNAUDITED)


AVERAGE ANNUAL TOTAL RETURNS

                                      1 YEAR       5 YEARS     10 YEARS
 CLASS A SHARES
   WITHOUT SALES CHARGE              -21.50%        6.27%         9.97%
   WITH SALES CHARGE                 -26.01%        5.02%         9.32%
 CLASS B SHARES
   WITHOUT CDSC                      -21.90%        5.74%         9.53%
   WITH CDSC                         -25.20%        5.52%         9.53%
 CLASS C SHARES
   WITHOUT CDSC                      -21.89%        5.39%         9.35%
   WITH CDSC                         -22.55%        5.39%         9.35%
 SELECT SHARES                       -20.01%        7.01%        10.39%


10-YEAR PERFORMANCE (10/31/91 TO 10/31/01)
[CHART]


                               JPMORGAN
                           GROWTH AND INCOME        LIPPER MULTI-CAP        S&P 500/BARRA
                            FUND (CLASS A)          VALUE FUNDS INDEX        VALUE INDEX
          10/91                  $10,000                  $10,000             $10,000
          11/91                   $8,919                   $9,614              $9,745
          12/91                   $9,836                  $10,496             $11,118
          01/92                  $10,285                  $10,517             $10,728
          02/92                  $10,715                  $10,728             $10,791
          03/92                  $10,416                  $10,531             $10,541
          04/92                  $10,392                  $10,682             $10,652
          05/92                  $10,401                  $10,801             $10,736
          06/92                  $10,091                  $10,661             $10,513
          07/92                  $10,479                  $10,986             $10,988
          08/92                  $10,237                  $10,792             $10,861
          09/92                  $10,325                  $10,964             $10,989
          10/92                  $10,587                  $11,014             $11,154
          11/92                  $11,081                  $11,441             $11,604
          12/92                  $11,316                  $11,678             $11,681
          01/93                  $11,503                  $11,881             $11,555
          02/93                  $11,654                  $11,943             $11,462
          03/93                  $11,961                  $12,302             $11,623
          04/93                  $11,903                  $12,067             $11,087
          05/93                  $12,292                  $12,350             $11,482
          06/93                  $12,356                  $12,434             $11,384
          07/93                  $12,266                  $12,516             $11,150
          08/93                  $12,635                  $13,015             $11,557
          09/93                  $12,676                  $13,005             $11,380
          10/93                  $12,754                  $13,201             $11,803
          11/93                  $12,566                  $12,963             $11,795
          12/93                  $12,787                  $13,283             $11,877
          01/94                  $13,179                  $13,714             $12,131
          02/94                  $12,942                  $13,452             $11,914
          03/94                  $12,445                  $12,918             $11,364
          04/94                  $12,420                  $13,091             $11,416
          05/94                  $12,512                  $13,239             $11,602
          06/94                  $12,273                  $12,998             $11,354
          07/94                  $12,504                  $13,347             $11,716
          08/94                  $12,915                  $13,865             $12,342
          09/94                  $12,648                  $13,561             $12,166
          10/94                  $12,774                  $13,701             $12,449
          11/94                  $12,318                  $13,176             $12,041
          12/94                  $12,350                  $13,299             $12,249
          01/95                  $12,460                  $13,505             $12,553
          02/95                  $12,958                  $14,048             $13,043
          03/95                  $13,319                  $14,368             $13,452
          04/95                  $13,528                  $14,733             $13,802
          05/95                  $13,985                  $15,274             $14,296
          06/95                  $14,342                  $15,555             $14,843
          07/95                  $14,980                  $16,126             $15,316
          08/95                  $15,070                  $16,298             $15,266
          09/95                  $15,340                  $16,752             $16,021
          10/95                  $15,047                  $16,455             $16,149
          11/95                  $15,632                  $17,154             $16,730
          12/95                  $15,754                  $17,425             $16,920
          01/96                  $16,313                  $17,960             $17,566
          02/96                  $16,464                  $18,224             $17,726
          03/96                  $16,771                  $18,436             $17,652
          04/96                  $17,008                  $18,722             $17,995
          05/96                  $17,231                  $19,027             $18,657
          06/96                  $17,172                  $18,897             $18,889
          07/96                  $16,394                  $18,132             $18,018
          08/96                  $16,966                  $18,692             $18,285
          09/96                  $17,738                  $19,455             $19,554
          10/96                  $17,996                  $19,836             $19,979
          11/96                  $19,156                  $21,145             $21,472
          12/96                  $18,806                  $21,084             $20,976
          01/97                  $19,838                  $21,871             $22,618
          02/97                  $19,828                  $22,135             $22,807
          03/97                  $19,049                  $21,440             $21,724
          04/97                  $19,813                  $22,032             $23,478
          05/97                  $20,962                  $23,424             $24,868
          06/97                  $21,767                  $24,326             $26,129
          07/97                  $23,491                  $26,114             $28,198
          08/97                  $22,640                  $25,537             $26,322
          09/97                  $23,838                  $26,758             $27,663
          10/97                  $23,185                  $25,642             $26,831
          11/97                  $23,913                  $26,188             $28,288
          12/97                  $24,358                  $26,759             $28,637
          01/98                  $24,236                  $26,697             $29,599
          02/98                  $25,952                  $28,534             $31,656
          03/98                  $27,148                  $29,815             $33,293
          04/98                  $27,336                  $29,982             $33,572
          05/98                  $26,636                  $29,317             $32,899
          06/98                  $27,142                  $29,284             $35,243
          07/98                  $26,300                  $28,151             $35,223
          08/98                  $22,279                  $23,844             $30,640
          09/98                  $23,830                  $24,831             $32,691
          10/98                  $25,293                  $26,875             $35,432
          11/98                  $26,011                  $28,036             $37,832
          12/98                  $27,793                  $28,501             $40,709
          01/99                  $28,046                  $28,601             $43,195
          02/99                  $26,874                  $27,934             $41,501
          03/99                  $27,782                  $28,705             $43,511
          04/99                  $29,379                  $31,257             $43,427
          05/99                  $29,106                  $31,095             $42,161
          06/99                  $30,072                  $32,096             $45,178
          07/99                  $28,963                  $31,005             $43,749
          08/99                  $28,155                  $29,938             $44,356
          09/99                  $27,169                  $28,648             $42,621
          10/99                  $28,536                  $29,533             $45,025
          11/99                  $28,719                  $29,521             $44,760
          12/99                  $30,043                  $30,194             $46,443
          01/00                  $29,324                  $28,893             $44,966
          02/00                  $28,301                  $27,373             $42,155
          03/00                  $31,046                  $30,267             $46,552
          04/00                  $30,647                  $30,209             $46,240
          05/00                  $29,985                  $30,629             $46,384
          06/00                  $29,575                  $29,964             $44,551
          07/00                  $30,110                  $30,219             $45,442
          08/00                  $31,917                  $32,138             $48,492
          09/00                  $30,943                  $31,691             $48,482
          10/00                  $31,064                  $32,445             $49,388
          11/00                  $29,324                  $31,248             $46,860
          12/00                  $30,181                  $33,108             $49,273
          01/01                  $30,153                  $34,359             $51,352
          02/01                  $28,489                  $33,418             $47,948
          03/01                  $27,119                  $32,245             $46,054
          04/01                  $29,132                  $34,334             $49,176
          05/01                  $29,446                  $35,093             $49,693
          06/01                  $28,301                  $34,500             $48,038
          07/01                  $28,094                  $34,455             $47,207
          08/01                  $26,316                  $33,177             $44,478
          09/01                  $24,253                  $29,776             $40,253
          10/01                  $24,386                  $30,389             $40,253


Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the 10-year period. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 9/23/87. Class B, C and Select (formerly Class
I) Shares were introduced on 11/4/93, 1/2/98 and 1/25/96, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and C Shares and higher than Select Shares. The Fund is currently waiving fees.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500/BARRA Value Index contains large U.S. companies with low price-to-book ratios relative to the S&P 500. The Lipper Multi-Cap Value Funds Index represents the performance of funds that invest in securities with a variety of market capitalizations. Investors cannot invest directly in an index.

                                  (UNAUDITED)

                          JPMorgan CAPITAL GROWTH FUND
                                   AS OF OCTOBER 31, 2001





HOW THE FUND PERFORMED
JPMorgan Capital Growth Fund, which seeks capital gains through investing in mid cap U.S. stocks, fell 15.86% (Class A shares, no sales charge) in the year ended October 31, 2001. This compares with a loss of 12.45% for the S&P MidCap 400 Index.

HOW THE FUND WAS MANAGED
In an unforgettable 12 months when stocks dropped across the equity market, mid caps held up relatively well. Although the S&P 400 Index fell by 12.45%, this compared with a loss of 24.83% for the large-cap S&P 500 Index. Much of this relative outperformance was achieved in the first half of the period, when mid cap stocks benefited from having lower valuations than the large cap market.

The Fund fell by a little more than the S&P MidCap 400, its benchmark, but still showed greater resilience than its Lipper Mid Cap Core peer group (down 18.84%). The Fund's greatest losses occurred in the technology sector, where the capital expenditure crunch made it difficult to evaluate earnings prospects. There were earnings disappointments from a diverse range of companies, including Applied Power, Axion Corp, Comverse Technology, Perkin Elmer and Rational Software. Losses in this sector made the greatest contribution to the underperformance of the S&P MidCap 400.

By contrast, there was significant outperformance in the healthcare sector--one of the few sectors where stocks actually rose in value over the 12 months. The Fund had started building positions about 18 months ago and had a greater weighting than its benchmark through the period. It also benefited from strong stock picking, with names like AmerisourceBergen, Corp., Cytyc, and Dentsply.

In a validation of the manager's stock picking style, six holdings were taken over at premiums to their market prices. The Fund's manager seeks to invest in companies with strong management, quality businesses and high returns on capital. The acquisitions of these companies indicated that the private market agreed that they were quality businesses, and that the Fund had bought them at less than their true value. The six holdings acquired were: AC Nielsen, Alza Corporation, American Waterworks, Tosco, Triton Energy and Willamette Industries.

LOOKING AHEAD
Mid caps remain a relative safe haven as they are not as highly valued as large cap stocks. The Fund will continue to have a conservative stance until there is greater evidence of resurgence in economic growth and corporate earnings.

                                  (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS


[CHART]

Financial                                              20.1%
Health Care                                            11.6%
Industrial Cyclical                                     8.8%
Pharmaceuticals                                         7.6%
Energy                                                  7.4%
Insurance                                               6.0%
Cash Equivalents & Short Term Paper                     5.5%
Consumer Services                                       5.4%
Basic Materials                                         4.9%
Semiconductors                                          3.9%
Utilities                                               3.8%
Consumer Cyclicals                                      3.7%
Software & Services                                     3.6%
Retailing                                               2.7%
Consumer Staples                                        2.3%
Telecommunications                                      1.6%
Real Estate Investment Trust                            1.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO
1. CONCORD EFS, INC. (3.4%) Provides electronic transaction authorization, processing, settlement and funds transfer services across the United States. The Company provides merchant card services, as well as automated teller machine services. Concord markets its services to supermarket chains, financial institutions, petroleum and convenience stores, the trucking industry and other retailers.
2. AFFILIATED COMPUTER SERVICES, INC., CLASS A (3.3%) Provides a variety of business services including process outsourcing, electronic commerce, technology outsourcing, and professional and systems integration services. Customers typically have time-critical transaction- intensive information processing needs.
3. ACE LTD (BERMUDA) (2.7%) A holding company for the ACE Group of Companies, a property and casualty insurance business. The group provides a diversified range of products and services to clients through operations in countries around the world. ACE provides specialty insurance and reinsurance products such as agribusiness, information technology, marine and property catastrophe insurance.
4. DENTSPLY INTERNATIONAL, INC. (2.4%) Manufactures and distributes dental supplies on a worldwide basis. The company's products include dental prosthetics, endodontic instruments, dental sealants, ultrasonic scalers, dental x-ray equipment, and intraoral cameras. Dentsply also provides impression materials, orthodontic appliances, and dental operatory software systems and other dental products.
5. PEPSI BOTTLING GROUP, INC. (2.3%) Manufactures, sells, and distributes carbonated and non-carbonated Pepsi-Cola beverages. The Company distributes its products in the Untied States, Canada, Spain, Greece, and Russia. Pepsi Bottling sells other name brand products such as Mountain Dew, Lipton Brisk, Slice, Aquafina, and Starbucks Frappuccino.
6. HEALTH MANAGEMENT ASSOCIATES, INC., Class A (2.3%) Operates general acute care hospitals in rural communities located primarily in the southeastern and southwestern United States through a wide range of medical and surgical services.
7. AMERISOURCEBERGEN CORP. (2.1%) Distributes wholesale pharmaceutical and related healthcare products and services. The Company's customers include hospitals and managed care facilities, independent community pharmacies, and chain drug stores.
8. CYTYC CORP. (2.0%) Develops, manufactures, and markets the ThinPrep System for medical diagnostic applications. The Company's system consists of the ThinPrep 2000 Processor and related reagents, filters, and other supplies. Cytyc's products are used for cervical cancer screening.
9. RADIAN GROUP, INC. (2.0%) Provides private mortgage insurance and risk management services to mortgage lenders nationwide. The Company's services increase home ownership opportunities by helping people to buy homes with down payments of less than 20%. Private mortgage insurance protects lenders from default-related losses and facilitates the sale of loans.
10. AMERICAN STANDARD COMPANIES, INC. (1.8%) Manufactures products for air conditioning, bathroom and kitchen fixtures and fittings, automotive braking, and vehicle control systems industries. The Company's brand names include Trane, American Standard, Ideal Standard, Standard Porcher, Jado, Armitage Shanks, Dolomite, and Wabco.

Top 10 equity holdings comprised 24.3% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                   (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                    1 YEAR       5 YEARS      10 YEARS
 Class A shares
   without sales charge              -15.86%        8.53%        12.16%
   With Sales charge                 -20.69%        7.25%        11.50%
 class b shares
   without cdsc                      -16.30%        7.99%        11.72%
   with cdsc                         -19.95%        7.75%        11.72%
 class c shares
   without cdsc                      -16.30%        7.82%        11.63%
   with cdsc                         -17.03%        7.82%        11.63%
 SELECT shares                       -15.20%        9.05%        12.45%

10-YEAR PERFORMANCE (10/31/91 TO 10/31/01)
[CHART]

                             JPMORGAN
                          CAPITAL GROWTH         LIPPER MID-CAP    S&P MidCap
                          FUND (CLASS A)        CORE FUNDS INDEX    400 INDEX
     10/31/1991              $10,000                 $10,000       $10,000
     11/30/1991               $9,061                  $9,564        $9,663
     12/31/1991              $10,341                 $10,646       $10,805
      1/31/1992              $10,726                 $11,124       $10,996
      2/29/1992              $11,202                 $11,286       $11,171
      3/31/1992              $10,649                 $10,764       $10,751
      4/30/1992              $10,320                 $10,216       $10,622
      5/31/1992              $10,380                 $10,196       $10,723
      6/30/1992               $9,976                  $9,724       $10,417
      7/31/1992              $10,409                 $10,042       $10,934
      8/31/1992              $10,097                  $9,840       $10,672
      9/30/1992              $10,376                  $9,949       $10,822
     10/31/1992              $10,762                 $10,386       $11,081
     11/30/1992              $11,319                 $11,280       $11,700
     12/31/1992              $11,682                 $11,689       $12,092
      1/31/1993              $12,154                 $11,999       $12,244
      2/28/1993              $12,002                 $11,527       $12,072
      3/31/1993              $12,535                 $11,893       $12,489
      4/30/1993              $12,184                 $11,493       $12,162
      5/31/1993              $12,661                 $12,086       $12,716
      6/30/1993              $12,752                 $12,206       $12,780
      7/31/1993              $12,930                 $12,290       $12,756
      8/31/1993              $13,647                 $12,866       $13,282
      9/30/1993              $13,946                 $13,331       $13,422
     10/31/1993              $13,890                 $13,589       $13,466
     11/30/1993              $13,565                 $13,115       $13,168
     12/31/1993              $14,040                 $13,712       $13,780
      1/31/1994              $14,381                 $14,090       $14,100
      2/28/1994              $14,368                 $13,990       $13,900
      3/31/1994              $13,849                 $13,260       $13,256
      4/30/1994              $13,956                 $13,326       $13,355
      5/31/1994              $13,819                 $13,153       $13,228
      6/30/1994              $13,435                 $12,624       $12,773
      7/31/1994              $13,732                 $12,915       $13,205
      8/31/1994              $14,370                 $13,657       $13,897
      9/30/1994              $14,304                 $13,674       $13,638
     10/31/1994              $14,256                 $13,827       $13,787
     11/30/1994              $13,613                 $13,317       $13,165
     12/31/1994              $13,856                 $13,619       $13,286
      1/31/1995              $13,761                 $13,440       $13,425
      2/28/1995              $14,365                 $13,961       $14,128
      3/31/1995              $14,832                 $14,250       $14,373
      4/30/1995              $14,964                 $14,241       $14,662
      5/31/1995              $15,267                 $14,445       $15,016
      6/30/1995              $15,637                 $15,334       $15,627
      7/31/1995              $16,544                 $16,311       $16,442
      8/31/1995              $16,617                 $16,530       $16,746
      9/30/1995              $16,781                 $16,928       $17,152
     10/31/1995              $16,234                 $16,383       $16,711
     11/30/1995              $16,721                 $16,881       $17,441
     12/31/1995              $16,937                 $17,074       $17,397
      1/31/1996              $17,132                 $17,260       $17,650
      2/29/1996              $17,586                 $17,940       $18,250
      3/31/1996              $17,978                 $18,146       $18,468
      4/30/1996              $18,578                 $19,146       $19,032
      5/31/1996              $18,933                 $19,636       $19,290
      6/30/1996              $18,350                 $18,955       $19,000
      7/31/1996              $17,359                 $17,529       $17,715
      8/31/1996              $18,408                 $18,476       $18,736
      9/30/1996              $19,517                 $19,444       $19,553
     10/31/1996              $19,720                 $19,240       $19,610
     11/30/1996              $20,858                 $20,083       $20,715
     12/31/1996              $21,036                 $20,131       $20,738
      1/31/1997              $21,742                 $20,769       $21,516
      2/28/1997              $21,216                 $20,200       $21,340
      3/31/1997              $20,295                 $19,244       $20,430
      4/30/1997              $20,653                 $19,369       $20,960
      5/31/1997              $22,152                 $21,368       $22,792
      6/30/1997              $23,018                 $22,142       $23,433
      7/31/1997              $24,586                 $23,696       $25,753
      8/31/1997              $24,544                 $23,758       $25,721
      9/30/1997              $25,648                 $25,369       $27,200
     10/31/1997              $24,938                 $24,349       $26,016
     11/30/1997              $25,439                 $24,317       $26,402
     12/31/1997              $25,951                 $24,604       $27,427
      1/31/1998              $25,743                 $24,171       $26,904
      2/28/1998              $27,988                 $26,230       $29,134
      3/31/1998              $29,418                 $27,508       $30,447
      4/30/1998              $29,762                 $27,824       $31,003
      5/31/1998              $28,423                 $26,391       $29,608
      6/30/1998              $28,994                 $26,692       $29,795
      7/31/1998              $27,469                 $25,173       $28,640
      8/31/1998              $22,200                 $20,043       $23,309
      9/30/1998              $23,319                 $21,791       $25,485
     10/31/1998              $24,539                 $23,031       $27,762
     11/30/1998              $25,265                 $24,187       $29,148
     12/31/1998              $27,388                 $26,514       $32,669
      1/31/1999              $26,982                 $26,389       $31,398
      2/28/1999              $25,687                 $24,529       $29,754
      3/31/1999              $25,911                 $25,242       $30,585
      4/30/1999              $27,364                 $26,691       $32,997
      5/31/1999              $27,370                 $27,009       $33,140
      6/30/1999              $28,516                 $28,481       $34,915
      7/31/1999              $28,097                 $27,925       $34,173
      8/31/1999              $27,251                 $27,155       $33,002
      9/30/1999              $27,074                 $26,647       $31,982
     10/31/1999              $28,044                 $27,969       $33,613
     11/30/1999              $29,012                 $30,069       $35,378
     12/31/1999              $30,877                 $33,993       $37,479
      1/31/2000              $29,420                 $33,633       $36,422
      2/29/2000              $31,379                 $39,222       $38,972
      3/31/2000              $33,692                 $38,920       $42,234
      4/30/2000              $33,397                 $36,274       $40,760
      5/31/2000              $31,968                 $34,783       $40,250
      6/30/2000              $32,799                 $37,614       $40,874
      7/31/2000              $32,651                 $36,535       $41,520
      8/31/2000              $36,308                 $40,101       $46,158
      9/30/2000              $35,549                 $39,034       $45,844
     10/31/2000              $35,295                 $37,648       $44,290
     11/30/2000              $32,429                 $33,484       $40,946
     12/31/2000              $35,266                 $36,116       $44,078
      1/31/2001              $35,485                 $37,182       $45,061
      2/28/2001              $33,689                 $34,263       $42,488
      3/31/2001              $31,203                 $31,978       $39,331
      4/30/2001              $33,707                 $35,070       $43,669
      5/31/2001              $34,337                 $35,901       $44,687
      6/30/2001              $34,052                 $35,994       $44,508
      7/31/2001              $33,480                 $34,860       $43,845
      8/31/2001              $32,405                 $33,358       $42,411
      9/30/2001              $28,731                 $29,095       $37,135
     10/31/2001              $29,693                 $30,550       $38,777

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the 10-year period. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 9/23/87. Class B, C and Select (formerly Class
I) Shares were introduced on 11/4/93, 1/2/98 and 1/25/96, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and C Shares and higher than Select Shares. The Fund is currently waiving fees.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Lipper Mid-Cap Core Funds Index represents the performance of the funds that invest in mid-cap stocks. Investors cannot invest directly in an index.

                                  (UNAUDITED)

       JPMorgan DYNAMIC SMALL CAP FUND
                AS OF OCTOBER 31, 2001



HOW THE FUND PERFORMED
JPMorgan Dynamic Small Cap Fund, which seeks capital growth through a portfolio of small cap growth stocks, fell 30.60% (class A shares, no sales charge) in the year ended October 31, 2001. This compares with a loss of 19.05% for the S&P SmallCap 600/BARRA Growth Index, and of 31.50% for the Russell 2000 Growth Index.

HOW THE FUND WAS MANAGED
Small cap growth stocks posted highly variable performances in a market that shunned investment risk. While technology stocks forced the small cap growth indexes lower--with many technology names losing more than half their value--a number of stocks in diverse sectors such as consumer staples, industrials, healthcare and financials actually rose in price.

In such a volatile environment, there were wide discrepancies between the performances of both individual small cap funds and indexes. JPMorgan Dynamic Small Cap Fund underperformed its S&P SmallCap 600/BARRA Growth Index, but outperformed the Russell 2000 Growth index. It was also ahead of its Lipper Small Cap Growth mutual fund peer group index.

The underperformance of the S&P SmallCap 600 BARRA/Growth Index occurred largely in biotechnology and medical technology stocks. Sentiment towards biotechnology plummeted as the Food & Drug Administration appeared to drag its feet over licensing new drugs. Holdings such as Alliance Pharmaceutical, Celgene, Cor Therapeutics, and Inhale Therapeutic Systems fell back. In medical technology a number of stocks lost value after having difficulty gaining market share from entrenched competitors. Two of the worst affected were ATS Medical and Vascular Solutions.

Many semiconductor related names had become oversold in 2000, but subsequently bounced back. In information technology, the Fund had successes with semiconductor equipment stocks like Cabot Microelectronics, Semtech and Brooks Automation, which generated substantial gains.

Some industrial sector companies in the defense industry also performed well. The manager started buying these stocks early in 2001 after realizing that defense budgets were on the increase following 15 years of decline. The Fund bought stocks such as Alliant Techsystems and Engineered Support Systems in the expectation of strong long-term earnings growth and stock price appreciation. Furthermore, following the September 11th terrorist attacks all defense related stocks recorded strong rallies.

LOOKING AHEAD
Medium term prospects appear bright. Small cap growth stocks have historically performed well when battered stock markets have started to discount economic recovery. Technology companies, which form a large part of the small cap growth universe, could start to appreciate once surplus inventory is absorbed.

                                  (UNAUDITED)

[CHART]
PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Financial                             14.7%
Health Care                           14.0%
Industrial Cyclical                   12.1%
Consumer Cyclicals                    11.5%
Pharmaceuticals                       10.8%
Basic Materials                        7.1%
Semiconductors                         6.1%
Energy                                 6.0%
Software & Services                    5.6%
Consumer Staples                       2.8%
Insurance                              2.1%
Consumer Services                      2.0%
Retailing                              1.8%
Systems Hardware                       1.3%
Network Technology                     0.9%
Telecommunications                     0.7%
Utilities                              0.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. CABOT MICROELECTRONICS CORP. (2.7%) Supplies slurries used in chemical mechanical planarization, a polishing process used in the manufacture of integrated circuit devices. The slurries are liquids containing abrasives and chemicals that enhance the polishing process. The polishing process itself facilitates the manufacture of smaller, faster, and more complex integrated circuit devices.
2. PROVINCE HEALTHCARE CO. (2.0%) Provides health care services in non-urban markets in the United States. It owns or leases acute care hospitals in several states.
3. PERFORMANCE FOOD GROUP CO. (1.7%) Markets and distributes food and food-related products to foodservice customers. The Company's customers include restaurants, hotels, cafeterias, schools, healthcare facilities, and other institutions
4. CELEGENE CORP. (1.6%) Develops and commercializes human pharmaceutical and agro-chemicals. The Company employs small molecule immunotherapeutic compound development and biocatalytic chiral chemistry technology platforms.
5. PERKINELMER, INC. (1.6%) Provides products and systems to the medical, pharmaceutical, telecommunications, semiconductor and photographic markets located worldwide. Its products include seals and bellows, hardware and software, opto-electronics and bioanalytic and diagnostic instrument systems
6. ALLIANT TECHSYSTEMS, INC. (1.5%) Develops and supplies aerospace and defense technologies, products, and systems to the United States and its allies. The Company specializes in propulsion systems, conventional and smart munitions, composite structures, medium and small caliber ammunition and fuses, flares and pyrotechnic devices, and lithium and lithium-ion polymer rechargeable batteries.
7. BJ'S WHOLESALE CLUB, INC. (1.5%) Is a merchandise wholesale club chain. The Company sells brand name food and general merchandise at discounted prices through clubs in the eastern United States.
8. CHRISTOPHER & BANKS CORP. (1.5%) A retailer of women's clothing providing exclusive fashions under the Christopher & Banks label. The Company has stores primarily in the northern regions in the U.S.
9. IRON MOUNTAIN, INC. (1.5%) Provides records and information management services to customers in the United States, Canada, Europe, Mexico and South America. The Company's operations include business records management, data security services and healthcare management services.
10. MANHATTAN ASSOCIATES, INC. (1.5%) Provides information technology solutions for distribution centers. The solutions are designed to enable the efficient movement of goods through the supply chain. The Company's solutions optimize the receipt, storage, and distribution of inventory, as well as manage equipment and personnel within a distribution center.

Top 10 equity holdings comprised 17.1% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE
                                                              INCEPTION
                                           1 YEAR             (5/19/97)
 CLASS A SHARES
   WITHOUT SALES CHARGE                      -30.60%             12.71%
   WITH SALES CHARGE                         -34.59%             11.22%
 CLASS B SHARES
   WITHOUT CDSC                              -31.02%             11.95%
   WITH CDSC                                 -33.89%             11.64%
 CLASS C SHARES
   WITHOUT CDSC                              -31.02%             11.94%
   WITH CDSC                                 -31.59%             11.94%
 SELECT SHARES                               -30.20%             12.96%

LIFE OF FUND PERFORMANCE (5/19/97 to 10/31/01)
[CHART]

                                  JPMORGAN
                              DYNAMIC SMALL CAP         LIPPER SMALL-CAP                S&P SmallCap
                               FUND (CLASS A)          GROWTH FUNDS INDEX          600/BARRA GROWTH INDEX
      5/31/1997                  $10,000                    $10,000                         $10,000
      6/30/1997                  $10,962                    $10,535                         $10,357
      7/31/1997                  $12,083                    $11,169                         $10,978
      8/31/1997                  $12,497                    $11,347                         $11,317
      9/30/1997                  $13,384                    $12,302                         $12,036
     10/31/1997                  $13,054                    $11,674                         $11,372
     11/30/1997                  $12,545                    $11,410                         $11,157
     12/31/1997                  $12,602                    $11,258                         $11,289
      1/31/1998                  $12,442                    $11,091                         $11,084
      2/28/1998                  $13,676                    $11,988                         $12,178
      3/31/1998                  $14,778                    $12,529                         $12,501
      4/30/1998                  $14,938                    $12,621                         $12,565
      5/31/1998                  $13,892                    $11,727                         $11,780
      6/30/1998                  $14,353                    $12,071                         $11,857
      7/31/1998                  $13,468                    $11,163                         $11,133
      8/31/1998                  $10,490                     $8,725                          $8,849
      9/30/1998                  $11,630                     $9,192                          $9,465
     10/31/1998                  $12,055                     $9,554                          $9,930
     11/30/1998                  $12,950                    $10,331                         $10,622
     12/31/1998                  $14,299                    $11,366                         $11,548
      1/31/1999                  $14,148                    $11,641                         $11,391
      2/28/1999                  $12,905                    $10,521                         $10,271
      3/31/1999                  $13,216                    $10,997                         $10,567
      4/30/1999                  $13,706                    $11,426                         $11,051
      5/31/1999                  $13,640                    $11,488                         $11,148
      6/30/1999                  $15,082                    $12,564                         $11,741
      7/31/1999                  $15,102                    $12,520                         $11,713
      8/31/1999                  $14,828                    $12,345                         $11,175
      9/30/1999                  $15,008                    $12,793                         $11,440
     10/31/1999                  $15,065                    $13,538                         $11,612
     11/30/1999                  $16,366                    $15,247                         $12,282
     12/31/1999                  $18,610                    $18,321                         $13,807
      1/31/2000                  $18,327                    $18,130                         $13,617
      2/29/2000                  $22,673                    $23,442                         $16,457
      3/31/2000                  $22,144                    $21,602                         $14,956
      4/30/2000                  $22,243                    $18,932                         $14,386
      5/31/2000                  $20,406                    $17,383                         $13,771
      6/30/2000                  $23,271                    $20,445                         $15,023
      7/31/2000                  $21,914                    $19,114                         $13,995
      8/31/2000                  $25,015                    $21,354                         $15,682
      9/30/2000                  $23,752                    $20,297                         $14,847
     10/31/2000                  $23,129                    $18,775                         $14,963
     11/30/2000                  $19,632                    $15,577                         $12,719
     12/31/2000                  $20,730                    $16,954                         $13,887
      1/31/2001                  $20,674                    $17,471                         $13,899
      2/28/2001                  $18,143                    $15,235                         $12,719
      3/31/2001                  $16,414                    $13,756                         $12,062
      4/30/2001                  $17,747                    $15,241                         $13,232
      5/31/2001                  $18,345                    $15,654                         $13,383
      6/30/2001                  $18,685                    $16,049                         $13,812
      7/31/2001                  $18,132                    $15,155                         $13,582
      8/31/2001                  $17,307                    $14,258                         $13,272
      9/30/2001                  $15,239                    $12,032                         $11,476
     10/31/2001                  $16,053                    $12,914                         $12,098



Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period and 3% for the period since inception. Class C Shares CDSC: 1% for the one-year period and 0% for the period since inception.

The Fund commenced operations on 5/19/97. Class A and B Shares were introduced on 5/19/97. Class C and Select (formerly Class I) Shares were introduced on 1/7/98 and 4/5/99, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and C Shares and higher than Select Shares. The Fund is currently waiving fees.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The performance of the indices reflect an initial investment at the end of the month preceding the Fund's commencement of operations. The S&P SmallCap 600/BARRA Growth Index is a capitalization-weighted index of all the stocks in the S&P SmallCap 600 Index with high price-to-book ratios. The Lipper Small Cap Growth Funds Index represents the performance of the 30 largest funds that invest in small capitalization stocks. Small company stocks involve more price volatility, which can lead to a higher degree of risk. Investors cannot invest directly in an index.

                                  (UNAUDITED)

          JPMorgan SMALL CAP EQUITY FUND
                   AS OF OCTOBER 31, 2001


HOW THE FUND PERFORMED
JPMorgan Small Cap Equity Fund, which seeks capital growth through a portfolio of small cap equities, fell 16.62% (class A shares, no sales charge) in the year ended October 31, 2001. This compares with losses of 6.38% for the S&P SmallCap 600 Index and 12.70% for the Russell 2000 Index.

HOW THE FUND WAS MANAGED
Small cap stocks resisted much of the fall in equity markets. While the S&P 500 Index dropped by 24.83% in the 12 months, the S&P SmallCap 600 Index had hardly fallen until the terrorist attacks of September 11th. The chief reason for this was the relatively low valuations of small caps compared with the extremely high prices of many large U.S. companies.

Against this scenario, the Fund underperformed its S&P SmallCap 600 benchmark. Much of this underperformance occurred in January, when the Federal Reserve Board began its aggressive series of rate cuts, causing relatively strong returns for cyclical and other interest rate sensitive stocks. This Fund's leaning towards quality, well managed businesses tended to mean it did not own these names.

In terms of sectors, the Fund underperformed in the energy sector, where it had considerable exposure to oil service stocks. These stocks fell sharply as energy prices moved lower. Veritas DGC and Pride International lost half of their value after warnings that earnings would be lower than expected.

In financials, the Fund suffered from being underweighted in retail banks and savings and loans institutions that rose in the wake of rate cuts. It did, however, own the insurance brokers Brown & Brown and Arthur J. Gallagher. These stocks are benefiting from the current favorable insurance premium pricing cycle, without being exposed to underwriting risk.

Technology, the worst performing sector in absolute terms, was a bright spot in terms of relative performance. The fund did well from holdings in niche software and information technology services companies like CACI International and Fair Isaac.

It is worth noting that the bias towards quality stocks that hurt the fund early in the year began to help during the final weeks of the 12-month period.

LOOKING AHEAD
While small cap stocks have underperformed large caps in the flight to quality since September 11th, their medium term prospects appear bright. Small cap stocks have historically performed well starting from the middle of a recession through to the economic recovery. If this pattern repeats itself, and the U.S. economy recovers, then small caps could soon start to generate gains.

                                   (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Financial                                              14.3%
Industrial Cyclical                                    11.9%
Health Care                                            10.7%
Consumer Cyclicals                                      8.4%
Basic Materials                                         8.1%
Semiconductors                                          5.9%
Insurance                                               5.2%
Pharmaceuticals                                         5.0%
Retailing                                               5.0%
Consumer Staples                                        4.8%
Energy                                                  4.8%
Consumer Services                                       2.6%
Systems Hardware                                        2.6%
Cash Equivalents & Short-Term Paper                     2.5%
Utilities                                               2.1%
Software & Services                                     1.9%
Network Technology                                      1.5%
Telecommunications                                      1.5%
Real Estate Investment Trust                            1.2%


TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. PROVINCE HEALTHCARE CO. (2.7%) Provides health care services in non-urban markets in the United States. It owns or leases acute care hospitals in several states.
2. BJ'S WHOLESALE CLUB, INC. (2.5%) Is a merchandise wholesale club chain. The Company sells brand name food and general merchandise at discounted prices through clubs in the eastern United States
3. PERFORMANCE FOOD GROUP CO. (2.4%) Markets and distributes food and food-related products to foodservice customers. The Company's customers include restaurants, hotels, cafeterias, schools, healthcare facilities, and other institutions.
4. SEMTECH CORP. (2.4%) Designs, manufactures, and markets a wide range of analog and mixed-signal semiconductors, including integrated circuits, discreet circuits, and assembly products. The Company's devices are used in computer, communications, industrial, military-aerospace, and automotive applications.
5. COPART, INC. (2.2%) Provides vehicle suppliers, primarily insurance companies, with a variety of services to process and sell salvage vehicles through auctions. Salvaged vehicles are primarily sold to licensed dismantlers, rebuilders, and used vehicle dealers.
6. COOPER COMPANIES, INC. (2.1%) Through its primary subsidiaries, develops, manufactures, and markets healthcare products. The Company's products include hard and soft daily, flexible, and extended wear contact lenses, as well as diagnostic and surgical instruments.
7. PATTERSON DENTAL CO. (2.0%) Distributes dental products to dentists, dental laboratories, institutions, physicians, and other healthcare providers. The company provides products such as x-ray film, impression and restorative materials, hand-instruments, sterilization products, and front office forms. Patterson makes its products and services in the United States and Canada.
8. CACI INTERNATIONAL, INC., CLASS A (1.9%) Provides information technology products and services. The Company delivers client solutions for systems integration, information assurance and security, reengineering, logistics and engineering support, electronic commerce, and other solutions. CACI serves government and commercial markets primarily in North America and Western Europe.
9. COMMUNITY HEALTH SYSTEMS, INC. (1.8%) Provides acute healthcare services in non-urban communities. The Company provides a variety of inpatient and outpatient medical, surgical, and emergency services. Other services offered include obstetrics, psychiatric care, and chemical-dependency treatment
10. PERKINELMER, INC. (1.8%) Provides products and systems to the medical, pharmaceutical, telecommunications, semiconductor and photographic markets located worldwide. Its products include seals and bellows, hardware and software, opto-electronics and bioanalytic and diagnostic instrument systems.

Top 10 equity holdings comprised 21.8% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                   (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE
                                                               INCEPTION
                                     1 YEAR        5 YEARS     (12/20/94)
CLASS A SHARES
   WITHOUT SALES CHARGE              -16.62%        7.38%        16.10%
   WITH SALES CHARGE                 -21.41%        6.11%        15.10%

CLASS B SHARES
   WITHOUT CDSC                      -17.37%        6.59%        15.27%
   WITH CDSC                         -20.83%        6.29%        15.27%

 SELECT SHARES                       -16.19%        7.89%        16.53%

LIFE OF FUND PERFORMANCE (12/20/94 TO 10/31/01)

[CHART]

                                      JPMORGAN
                                       SMALL CAP             LIPPER SMALL-CAP      S&P SMALLCAP
                                 EQUITY FUND (CLASS A)      GROWTH FUNDS INDEX       600 INDEX
     12/31/1994                        $10,000                 $10,000               $10,000
      1/31/1995                         $9,489                  $9,893                $9,859
      2/28/1995                        $10,045                 $10,309               $10,265
      3/31/1995                        $10,838                 $10,597               $10,473
      4/30/1995                        $11,225                 $10,731               $10,707
      5/31/1995                        $11,583                 $10,863               $10,874
      6/30/1995                        $12,449                 $11,665               $11,470
      7/31/1995                        $13,424                 $12,609               $12,347
      8/31/1995                        $13,906                 $12,837               $12,615
      9/30/1995                        $14,322                 $13,311               $12,937
     10/31/1995                        $14,256                 $12,848               $12,298
     11/30/1995                        $14,653                 $13,319               $12,785
     12/31/1995                        $15,081                 $13,651               $12,996
      1/31/1996                        $15,149                 $13,592               $13,024
      2/29/1996                        $15,714                 $14,253               $13,451
      3/31/1996                        $16,165                 $14,715               $13,739
      4/30/1996                        $17,699                 $16,210               $14,528
      5/31/1996                        $18,466                 $16,946               $15,044
      6/30/1996                        $18,283                 $15,998               $14,454
      7/31/1996                        $16,692                 $14,240               $13,460
      8/31/1996                        $17,909                 $15,248               $14,291
      9/30/1996                        $18,733                 $16,221               $14,918
     10/31/1996                        $18,398                 $15,532               $14,815
     11/30/1996                        $18,867                 $15,777               $15,584
     12/31/1996                        $19,423                 $15,978               $15,767
      1/31/1997                        $20,035                 $16,348               $16,029
      2/28/1997                        $19,228                 $15,168               $15,697
      3/31/1997                        $18,061                 $14,074               $14,892
      4/30/1997                        $17,526                 $13,865               $15,074
      5/31/1997                        $19,647                 $15,788               $16,844
      6/30/1997                        $20,873                 $16,632               $17,589
      7/31/1997                        $22,088                 $17,633               $18,695
      8/31/1997                        $22,456                 $17,914               $19,166
      9/30/1997                        $23,887                 $19,422               $20,433
     10/31/1997                        $22,924                 $18,430               $19,551
     11/30/1997                        $22,729                 $18,013               $19,408
     12/31/1997                        $22,870                 $17,774               $19,800
      1/31/1998                        $22,690                 $17,511               $19,414
      2/28/1998                        $24,691                 $18,925               $21,182
      3/31/1998                        $26,352                 $19,781               $21,991
      4/30/1998                        $26,052                 $19,925               $22,121
      5/31/1998                        $24,580                 $18,515               $20,950
      6/30/1998                        $25,101                 $19,057               $21,011
      7/31/1998                        $23,540                 $17,624               $19,404
      8/31/1998                        $18,396                 $13,775               $15,658
      9/30/1998                        $19,798                 $14,512               $16,617
     10/31/1998                        $20,418                 $15,084               $17,389
     11/30/1998                        $21,708                 $16,310               $18,368
     12/31/1998                        $23,634                 $17,944               $19,542
      1/31/1999                        $22,979                 $18,378               $19,297
      2/28/1999                        $20,831                 $16,610               $17,557
      3/31/1999                        $21,143                 $17,361               $17,784
      4/30/1999                        $22,232                 $18,038               $18,959
      5/31/1999                        $22,132                 $18,137               $19,420
      6/30/1999                        $23,717                 $19,835               $20,526
      7/31/1999                        $23,747                 $19,766               $20,345
      8/31/1999                        $23,232                 $19,489               $19,449
      9/30/1999                        $23,232                 $20,196               $19,531
     10/31/1999                        $22,973                 $21,374               $19,482
     11/30/1999                        $24,214                 $24,071               $20,303
     12/31/1999                        $26,889                 $28,924               $21,965
      1/31/2000                        $26,166                 $28,623               $21,284
      2/29/2000                        $29,677                 $37,010               $24,134
      3/31/2000                        $29,665                 $34,105               $23,241
      4/30/2000                        $29,960                 $29,889               $22,844
      5/31/2000                        $28,187                 $27,444               $22,168
      6/30/2000                        $30,433                 $32,277               $23,487
      7/31/2000                        $29,450                 $30,176               $22,909
      8/31/2000                        $32,442                 $33,420               $24,939
      9/30/2000                        $31,628                 $31,766               $24,260
     10/31/2000                        $31,496                 $29,383               $24,413
     11/30/2000                        $28,107                 $24,379               $21,872
     12/31/2000                        $30,702                 $26,534               $24,569
      1/31/2001                        $29,578                 $27,344               $25,623
      2/28/2001                        $27,478                 $23,844               $24,060
      3/31/2001                        $26,222                 $21,529               $22,955
      4/30/2001                        $28,335                 $23,854               $24,704
      5/31/2001                        $28,749                 $24,500               $25,176
      6/30/2001                        $29,071                 $25,117               $26,100
      7/31/2001                        $29,272                 $23,718               $25,664
      8/31/2001                        $28,402                 $22,314               $25,079
      9/30/2001                        $25,341                 $18,831               $21,686
     10/31/2001                        $26,263                 $20,211               $22,861

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 1% for the period since inception.

The Fund commenced operations on 12/20/94. Class B and Select (formerly Class I) Shares were introduced on 3/28/95 and 5/7/96, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and higher than Select Shares. The Fund is currently waiving fees.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The performance of the indices reflect an initial investment at the end of the month preceeding the Fund's commencement of operations. The S&P SmallCap 600 Index includes 600 stocks of small U.S. companies chosen for market size, liquidity and industry group representation. The Lipper Small Cap Growth Funds Index represents the performance of the 30 largest funds that invest in small capitalization stocks. Small company stocks involve more price volatility, which can lead to a higher degree of risk. Investors cannot invest directly in an index.

                                   (UNAUDITED)

                JPMorgan CAPITAL GROWTH FUND
                PORTFOLIO OF INVESTMENTS

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
--------------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- 94.5%
--------------------------------------------------------------------------
             COMMON STOCKS-- 94.5%
             APPAREL-- 1.6%
      350    Jones Apparel Group, Inc. *                  $     9,660

             AUTOMOTIVE-- 0.7%
      100    BorgWarner, Inc.                                   4,272

             BANKING-- 7.5%
      165    Associated Banc-Corp                               5,679
      145    Commerce Bancshares, Inc.                          5,259
      260    Compass Bancshares, Inc.                           6,508
      290    Cullen/Frost Bankers, Inc.                         7,818
      220    FirstMerit Corp.                                   5,078
      150    Mercantile Bankshares Corp.                        5,733
      210    TCF Financial Corp.                                8,820
                                                           ----------
                                                               44,895
             BIOTECHNOLOGY-- 2.8%
      180    Genzyme Corp. - General Division *                 9,710
       70    IDEC Pharmaceuticals Corp. *                       4,199
       80    Protein Design Labs, Inc. *                        2,641
                                                           ----------
                                                               16,550
             BROADCASTING/CABLE-- 0.7%
      170    Univision Communications, Inc., Class A *          4,250

             BUSINESS SERVICES-- 9.6%
      225    Affiliated Computer Services, Inc., Class A *     19,811
      740    Concord EFS, Inc. *                               20,254
      250    Manpower, Inc.                                     7,140
      400    Sungard Data Systems, Inc. *                      10,080
                                                           ----------
                                                               57,285
             COMPUTER SOFTWARE-- 1.7%
      175    Rational Software Corp. *                          2,296
       60    Synopsys, Inc. *                                   2,820
      180    Veritas Software Corp. *                           5,108
                                                           ----------
                                                               10,224
             CONSTRUCTION-- 1.2%
      200    Lennar Corp.                                       7,252
             CONSTRUCTION MATERIALS-- 2.8%
      190    American Standard Companies, Inc. *               11,001
      150    Martin Marietta Materials, Inc.                    5,988
                                                           ----------
                                                               16,989
             ELECTRONICS/ELECTRICAL EQUIPMENT-- 4.5%
      150    Amphenol Corp., Class A *                          6,683
      300    PerkinElmer, Inc.                                  8,073
      165    SCI Systems, Inc. *                                3,351
      450    Vishay Intertechnology, Inc. *                     8,491
                                                           ----------
                                                               26,598
             ENTERTAINMENT/LEISURE-- 3.6%
      350    Harrah's Entertainment, Inc. *                    10,196
      800    Park Place Entertainment Corp. *                   5,728
      200    Sabre Group Holdings, Inc. *                       5,260
                                                           ----------
                                                               21,184

                       See notes to financial statements.

   SHARES     ISSUER                                            VALUE
--------------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------
             FINANCIAL SERVICES-- 2.3%
      230    A.G. Edwards, Inc.                           $     9,094
       90    Golden West Financial Corp.                        4,374
                                                           ----------
                                                               13,468
             FOOD/BEVERAGE PRODUCTS-- 2.3%
      300    Pepsi Bottling Group, Inc.                        13,944

             HEALTH CARE/HEALTH CARE SERVICES-- 11.6%
      450    Cytyc Corp. *                                     11,799
      320    Dentsply International, Inc.                      14,398
      700    Health Management Associates, Inc., Class A *     13,643
      700    Healthsouth Corp. *                                9,114
      380    Oxford Health Plans, Inc. *                        8,953
      185    Stryker Corp.                                     10,404
                                                           ----------
                                                               68,311
             INSURANCE-- 6.0%
      450    ACE LTD (Bermuda)                                 15,862
      350    Radian Group, Inc.                                11,855
      210    Torchmark Corp.                                    7,776
                                                           ----------
                                                               35,493
             INTERNET SERVICES/SOFTWARE-- 1.9%
      370    Riverstone Networks, Inc. *                        4,706
      230    TMP Worldwide, Inc. *                              6,866
                                                           ----------
                                                               11,572
             MACHINERY & ENGINEERING EQUIPMENT-- 1.5%
      200    Zebra Technologies Corp., Class A *                9,214

             MANUFACTURING-- 1.1%
      135    FMC Corp. *                                        6,407

             MULTI-MEDIA-- 1.1%
      400    Belo Corp., Class A                                6,840

             OIL & GAS-- 6.3%
      240    Cooper Cameron Corp. *                             9,360
      140    Nabors Industries, Inc. *                          4,304
      140    Noble Drilling Corp. *                             4,269
      103    PanCanadian Energy Corp. (Canada) *                2,842
      300    Santa Fe International Corp.                       7,302
      275    Talisman Energy, Inc. (Canada)                     9,655
                                                           ----------
                                                               37,732
             PAPER/FOREST PRODUCTS-- 0.9%
      120    Bowater, Inc.                                      5,366

             PHARMACEUTICALS-- 4.8%
      200    AmerisourceBergen Corp. *                         12,712
      170    Biovail Corp. (Canada) *                           8,034
      160    Watson Pharmaceuticals, Inc. *                     7,629
                                                           ----------
                                                               28,375
             PIPELINES-- 1.1%
      130    El Paso Corp.                                      6,378


                       See notes to financial statements.

   SHARES     ISSUER                                            VALUE
--------------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------
             REAL ESTATE-- 0.7%
      150    LNR Property Corp.                           $     4,133

             REAL ESTATE INVESTMENT TRUST-- 1.1%
      260    Equity Residential Properties Trust                6,747

             RESTAURANTS/FOOD SERVICES-- 1.4%
      323    Brinker International, Inc. *                      8,192

             RETAILING-- 2.7%
      125    BJ's Wholesale Club, Inc. *                        6,347
      175    Federated Department Stores, Inc. *                5,598
      220    Linens `n Things, Inc. *                           4,004
                                                           ----------
                                                               15,949
             SEMI-CONDUCTORS-- 3.9%
      260    Altera Corp. *                                     5,252
      225    Intersil Corp., Class A *                          7,369
      335    Microchip Technology, Inc. *                      10,458
                                                           ----------
                                                               23,079
             SHIPPING/TRANSPORTATION-- 1.3%
      300    C.H. Robinson Worldwide, Inc.                      8,031

             TELECOMMUNICATIONS-- 1.6%
      220    U.S. Cellular Corp. *                              9,823

             TRANSPORTATION-- 0.4%
      131    Canadian Pacific Railway LTD (Canada) *            2,200

             UTILITIES-- 3.8%
       90    Alliant Energy Corp.                               2,646
      160    American Water Works, Inc.                         6,496
      130    Nicor, Inc.                                        5,056
      148    NiSource, Inc.                                     3,519
      200    Scana Corp.                                        5,150
                                                           ----------
                                                               22,867
---------------------------------------------------------------------
             Total Long-Term Investments                      563,280
             (Cost $476,597)
---------------------------------------------------------------------
     SHORT-TERM INVESTMENT-- 5.5%
---------------------------------------------------------------------
             MONEY MARKET FUND -- 5.5%
   32,869    JPMorgan Prime Money Market Fund (a)              32,869
             (Cost $32,869)
---------------------------------------------------------------------
             Total Investments-- 100.0%                      $596,149
             (Cost $509,466)
---------------------------------------------------------------------


                       See notes to financial statements.

          JPMorgan DYNAMINC SMALL CAP FUND
          PORTFOLIO OF INVESTMENTS

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
--------------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- 100.0%
--------------------------------------------------------------------------
             COMMON STOCKS-- 100.0%
             AEROSPACE-- 2.4%
       33    Alliant Techsystems, Inc. *                  $     2,906
       36    Engineered Support Systems, Inc.                   1,792
                                                           ----------
                                                                4,698
             AIRLINES-- 0.9%
       94    Atlantic Coast Airlines Holdings, Inc. *           1,758

             APPAREL-- 1.5%
       93    Christopher & Banks Corp. *                        3,067

             AUTOMOTIVE-- 2.1%
       56    Copart, Inc. *                                     1,639
       40    Lithia Motors, Inc., Class A *                       666
       68    O'Reilly Automotive, Inc. *                        1,916
                                                           ----------
                                                                4,221
             BANKING-- 6.1%
       22    Commerce Bancorp, Inc.                             1,610
       65    East-West Bancorp, Inc.                            1,464
       98    FNB Corp.                                          2,380
       66    Southwest Bancorp of Texas, Inc. *                 1,896
       68    Texas Regional Bancshares, Class A                 2,291
       87    UCBH Holdings, Inc.                                2,517
                                                           ----------
                                                               12,158
             BIOTECHNOLOGY-- 2.0%
       39    Cephalon, Inc. *                                   2,478
       81    Inhale Therapeutic Systems, Inc. *                 1,414
                                                           ----------
                                                                3,892
             BROADCASTING/CABLE-- 1.3%
      149    Entravision Communications Corp., Class A *        1,576
       43    Westwood One, Inc. *                               1,023
                                                           ----------
                                                                2,599
             BUSINESS SERVICES-- 6.8%
       48    Administaff, Inc. *                                1,077
       47    ChoicePoint, Inc. *                                1,996
       40    CSG Systems International, Inc. *                  1,250
       52    F.Y.I., Inc. *                                     1,853
       41    Fair, Isaac & Co., Inc.                            1,945
       75    Iron Mountain, Inc. *                              2,941
       41    NDCHealth Corp.                                    1,433
       62    On Assignment, Inc. *                              1,005
                                                           ----------
                                                               13,500
             CHEMICALS-- 3.9%
       80    Cabot Microelectronics Corp. *                     5,299
       41    OM Group, Inc.                                     2,489
                                                           ----------
                                                                7,788
             COMPUTER NETWORKS-- 0.9%
       91    Avocent Corp. *                                    1,706

                       See notes to financial statements.

   SHARES     ISSUER                                            VALUE
--------------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------
             COMPUTER SOFTWARE-- 5.6%
       46    Advent Software, Inc. *                       $    1,774
       70    Ansys, Inc. *                                      1,464
       47    Eclipsys Corp. *                                     588
       48    Embarcadero Technologies, Inc. *                     556
      156    IKOS Systems, Inc. *                                 741
       60    Intercept Group, Inc. *                            2,151
       99    Manhattan Associates, Inc. *                       2,964
       30    National Instruments Corp. *                         861
                                                           ----------
                                                               11,099
             COMPUTERS/COMPUTER HARDWARE-- 1.3%
       53    Mercury Computer Systems, Inc. *                   2,483

             CONSTRUCTION-- 1.3%
        3    NVR, Inc. *                                          491
       69    Toll Brothers, Inc. *                              2,156
                                                           ----------
                                                                2,647
             CONSTRUCTION MATERIALS-- 1.6%
       65    Dal-Tile International, Inc. *                     1,058
       74    Florida Rock Industries, Inc.                      2,081
                                                           ----------
                                                                3,139
             CONSUMER PRODUCTS-- 0.8%
      124    Elizabeth Arden, Inc. *                            1,630

             CONSUMER SERVICES-- 2.4%
       62    Career Education Corp. *                           1,616
       71    Edison Schools, Inc. *                             1,336
       54    Education Management Corp. *                       1,860
                                                           ----------
                                                                4,812
             ELECTRONICS/ELECTRICAL EQUIPMENT-- 6.0%
       40    Amphenol Corp., Class A *                          1,791
       88    Gentex Corp. *                                     2,103
       94    Itron, Inc. *                                      2,635
      117    PerkinElmer, Inc.                                  3,142
       92    Planar Systems, Inc. *                             1,340
       37    Plexus Corp. *                                       915
                                                           ----------
                                                               11,926
             ENTERTAINMENT/LEISURE-- 0.7%
       57    Macrovision Corp. *                                1,400

             ENVIRONMENTAL SERVICES-- 1.6%
       81    Tetra Tech, Inc. *                                 2,083
       38    Waste Connections, Inc. *                          1,109
                                                           ----------
                                                                3,192
             FINANCIAL SERVICES-- 1.8%
       56    Federated Investors, Inc., Class B                 1,451
       71    Raymond James Financial Corp.                      2,074
                                                           ----------
                                                                3,525

                       See notes to financial statements.

   SHARES     ISSUER                                            VALUE
--------------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------
             FOOD/BEVERAGE PRODUCTS-- 2.8%
       57    Constellation Brands, Inc. *                 $     2,352
      112    Performance Food Group Co. *                       3,285
                                                           ----------
                                                                5,637
             HEALTH CARE/HEALTH CARE SERVICES-- 14.0%
       61    Amsurg Corp. *                                     1,479
      118    Bruker Daltonics, Inc. *                           2,723
       96    Community Health Systems, Inc. *                   2,398
       46    Cooper Companies, Inc.                             2,184
       78    Endocare, Inc. *                                   1,740
       50    Medcath Corp. *                                      981
       30    Molecular Devices Corp. *                            492
       67    Patterson Dental Co. *                             2,550
       63    Pediatrix Medical Group, Inc. *                    1,831
      146    Province Healthcare Co. *                          4,032
       60    RehabCare Group, Inc. *                            1,534
       45    Specialty Laboratories, Inc. *                     1,302
       21    SurModics, Inc. *                                    762
       34    Techne Corp. *                                     1,026
       34    Varian Medical Systems, Inc. *                     2,278
      192    Vascular Solutions, Inc. *                           472
                                                           ----------
                                                               27,784
             HOTELS/OTHER LODGING-- 0.6%
       82    Extended Stay America, Inc. *                      1,100

             INSURANCE-- 2.1%
       39    Brown & Brown, Inc.                                2,238
       27    Radian Group, Inc.                                   921
       75    Vesta Insurance Group, Inc.                          961
                                                           ----------
                                                                4,120
             MACHINERY & ENGINEERING EQUIPMENT-- 1.2%
       59    Brooks Automation, Inc. *                          1,905
       30    Cognex Corp. *                                       576
                                                           ----------
                                                                2,481
             METALS/MINING-- 0.3%
       53    Century Aluminum Co.                                 515

             OIL & GAS-- 6.0%
      193    Key Energy Services, Inc. *                        1,680
       45    Louis Dreyfus Natural Gas *                        1,770
       98    Pride International, Inc. *                        1,258
       48    Stone Energy Corp. *                               1,914
       56    Varco International, Inc. *                          840
       82    Veritas DGC, Inc. *                                1,253
       55    Vintage Petroleum, Inc.                              959
      127    XTO Energy, Inc.                                   2,292
                                                           ----------
                                                               11,966
             PHARMACEUTICALS-- 8.8%
       32    Accredo Health, Inc. *                             1,092
       33    AdvancePCS, Inc. *                                 2,018
       31    AmerisourceBergen Corp. *                          1,945
       96    Celgene Corp. *                                    3,151
       79    COR Therapeutics, Inc. *                           1,769

                       See notes to financial statements.

   SHARES     ISSUER                                            VALUE
--------------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------
             PHARMACEUTICALS-- CONTINUED
       88    ImmunoGen, Inc. *                            $     1,277
       70    K-V Pharmaceutical Co., Class A *                  1,775
      128    Rigel Pharmaceuticals, Inc. *                        757
       63    Scios, Inc. *                                      1,448
       77    Syncor International Corp. *                       2,239
                                                           ----------
                                                               17,471
             RESTAURANTS/FOOD SERVICES-- 3.2%
      102    AFC Enterprises, Inc. *                            2,570
       50    Jack in the Box, Inc. *                            1,237
       77    Sonic Corp. *                                      2,583
                                                           ----------
                                                                6,390
             RETAILING-- 1.8%
       59    BJ's Wholesale Club, Inc. *                        3,006
       31    Genesco, Inc. *                                      573
                                                           ----------
                                                                3,579
             SEMI-CONDUCTORS-- 6.1%
       65    Alpha Industries, Inc. *                           1,513
       66    Microsemi Corp. *                                  2,314
       66    Rudolph Technologies, Inc. *                       1,676
       55    Semtech Corp. *                                    2,072
       81    Varian Semiconductor Equipment Associates, Inc. *  2,425
       83    Varian, Inc. *                                     2,093
                                                           ----------
                                                               12,093
             SHIPPING/TRANSPORTATION-- 0.9%
       70    C.H. Robinson Worldwide, Inc.                      1,877

             TELECOMMUNICATIONS-- 0.7%
       79    Price Communications Corp. *                       1,435

             UTILITIES-- 0.5%
       27    American States Water Co.                            915
--------------------------------------------------------------------------
             Total Long-Term Investments                      198,603
             (Cost $199,083)
--------------------------------------------------------------------------
     SHORT-TERM INVESTMENT-- 0.0%
--------------------------------------------------------------------------
             MONEY MARKET FUND -- 0.0%
        1    JPMorgan Prime Money Market Fund (a)                   1
             (Cost $1)
--------------------------------------------------------------------------
             Total Investments-- 100.0%                      $198,604
             (Cost $199,084)
--------------------------------------------------------------------------

                       See notes to financial statements.

          JPMorgan SMALL CAP EQUITY FUND
          PORTFOLIO OF INVESTMENTS

As of October 31, 2001
(Amounts in Thousands)

   SHARES     ISSUER                                            VALUE
--------------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- 97.5%
--------------------------------------------------------------------------
             COMMON STOCKS-- 97.5%
             ADVERTISING-- 1.0%
      128    ADVO, Inc. *                                 $     4,615

             AEROSPACE-- 2.3%
       91    Alliant Techsystems, Inc. *                        7,965
      121    BE Aerospace, Inc. *                                 981
      121    Esterline Technologies Corp. *                     1,640
                                                           ----------
                                                               10,586
             AIRLINES-- 0.5%
      122    Atlantic Coast Airlines Holdings, Inc. *           2,299

             AUTOMOTIVE-- 3.2%
       59    BorgWarner, Inc.                                   2,516
      342    Copart, Inc. *                                    10,052
      146    Lithia Motors, Inc., Class A *                     2,463
                                                           ----------
                                                               15,031
             BANKING-- 5.5%
      464    Colonial BancGroup, Inc.                           5,847
       79    Commerce Bancorp, Inc.                             5,791
      145    Cullen/Frost Bankers, Inc.                         3,920
       78    East-West Bancorp, Inc.                            1,751
       95    Southwest Bancorp of Texas, Inc. *                 2,734
      120    UCBH Holdings, Inc.                                3,480
       91    United Bankshares, Inc.                            2,481
                                                           ----------
                                                               26,004
             BIOTECHNOLOGY-- 1.0%
       74    Cephalon, Inc. *                                   4,640

             BROADCASTING/CABLE-- 1.6%
      342    Entravision Communications Corp., Class A *        3,629
      157    Westwood One, Inc. *                               3,739
                                                           ----------
                                                                7,368
             BUSINESS SERVICES-- 6.5%
      110    ChoicePoint, Inc. *                                4,725
      138    F.Y.I., Inc. *                                     4,952
       67    Fair, Isaac & Co., Inc.                            3,192
      210    Iron Mountain, Inc. *                              8,189
      174    NDCHealth Corp.                                    6,114
      210    On Assignment, Inc. *                              3,399
                                                           ----------
                                                               30,571
             CHEMICALS-- 3.8%
       78    Cabot Microelectronics Corp. *                     5,183
      112    OM Group, Inc.                                     6,773
      271    Spartech Corp.                                     5,546
                                                           ----------
                                                               17,502
             COMPUTER NETWORKS-- 1.5%
      100    Avocent Corp. *                                    1,866
      111    Black Box Corp. *                                  4,987
                                                           ----------
                                                                6,853

                       See notes to financial statements.

   SHARES     ISSUER                                            VALUE
--------------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------
             COMPUTER SOFTWARE-- 1.9%
      126    Advent Software, Inc. *                      $     4,841
      205    Mentor Graphics Corp. *                            3,895
                                                           ----------
                                                                8,736
             COMPUTERS/COMPUTER HARDWARE-- 2.6%
      143    CACI International, Inc., Class A *                8,887
       68    Mercury Computer Systems, Inc. *                   3,216
                                                           ----------
                                                               12,103
             CONSTRUCTION-- 3.4%
      215    D.R. Horton, Inc.                                  4,808
      138    EMCOR Group, Inc. *                                5,390
       14    NVR, Inc. *                                        2,177
      111    Toll Brothers, Inc. *                              3,453
                                                           ----------
                                                               15,828
             CONSTRUCTION MATERIALS-- 0.5%
       85    Florida Rock Industries, Inc.                      2,386

             CONSUMER SERVICES-- 0.7%
       89    Education Management Corp. *                       3,067

             ELECTRONICS/ELECTRICAL EQUIPMENT-- 3.8%
      234    Gentex Corp. *                                     5,563
      309    PerkinElmer, Inc.                                  8,320
      153    Technitrol, Inc.                                   3,807
                                                           ----------
                                                               17,690
             ENGINEERING SERVICES-- 1.2%
       87    Jacobs Engineering Group, Inc. *                   5,705

             ENVIRONMENTAL SERVICES-- 1.8%
      126    Tetra Tech, Inc. *                                 3,263
      168    Waste Connections, Inc. *                          4,899
                                                           ----------
                                                                8,162
             FINANCIAL SERVICES-- 2.3%
       83    Affiliated Managers Group, Inc.*                   5,106
      187    Raymond James Financial Corp.                      5,451
                                                           ----------
                                                               10,557
             FOOD/BEVERAGE PRODUCTS-- 4.8%
      150    Constellation Brands, Inc. *                       6,160
      203    Fleming Companies, Inc.                            4,880
      378    Performance Food Group Co. *                      11,098
                                                           ----------
                                                               22,138
             HEALTH CARE/HEALTH CARE SERVICES-- 10.7%
      332    Community Health Systems, Inc. *                   8,308
      202    Cooper Companies, Inc.                             9,696
      210    Oxford Health Plans, Inc. *                        4,951
      251    Patterson Dental Co. *                             9,519
      462    Province Healthcare Co. *                         12,729
       78    Varian Medical Systems, Inc. *                     5,200
                                                           ----------
                                                               50,403

                       See notes to financial statements.

   SHARES     ISSUER                                            VALUE
--------------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------
             HOTELS/OTHER LODGING-- 1.0%
      343    Extended Stay America, Inc. *                $     4,630

             INSURANCE-- 5.2%
      107    Arthur J. Gallagher & Co.                          3,912
      114    Brown & Brown, Inc.                                6,555
      254    HCC Insurance Holdings, Inc.                       6,982
      121    Hilb, Rogal & Hamilton Co.                         7,004
                                                           ----------
                                                               24,453
             MACHINERY & ENGINEERING EQUIPMENT-- 1.3%
      182    Brooks Automation, Inc. *                          5,875

             METALS/MINING-- 0.4%
      208    Century Aluminum Co.                               2,029

             OIL & GAS-- 4.8%
      161    Louis Dreyfus Natural Gas  *                       6,363
      185    Newfield Exploration Co. *                         6,454
      137    The Laclede Group, Inc.                            3,125
      146    Varco International, Inc. *                        2,184
       78    Vintage Petroleum, Inc.                            1,362
      156    XTO Energy, Inc.                                   2,804
                                                           ----------
                                                               22,292
             PHARMACEUTICALS-- 4.0%
       68    AdvancePCS, Inc. *                                 4,135
      102    AmerisourceBergen Corp. *                          6,512
      178    Scios, Inc. *                                      4,104
      128    Syncor International Corp. *                       3,712
                                                           ----------
                                                               18,463
             REAL ESTATE INVESTMENT TRUST-- 1.2%
       71    Alexandria Real Estate Equities                    2,842
       57    Chelsea Property Group, Inc.                       2,569
                                                           ----------
                                                                5,411
             RESTAURANTS/FOOD SERVICES-- 1.4%
      114    Jack in the Box, Inc. *                            2,797
      106    Sonic Corp. *                                      3,547
                                                           ----------
                                                                6,344
             RETAILING-- 5.0%
      232    BJ's Wholesale Club, Inc. *                       11,771
      228    Chico's FAS, Inc. *                                5,923
       79    Genesco, Inc. *                                    1,444
      193    Luby's, Inc. *                                     1,165
       92    School Specialty, Inc. *                           2,840
                                                           ----------
                                                               23,143
             SEMI-CONDUCTORS-- 5.9%
       42    Actel Corp. *                                        782
       86    Alpha Industries, Inc. *                           1,996
       84    International Rectifier Corp. *                    2,939
      165    Microsemi Corp. *                                  5,775
      298    Semtech Corp. *                                   11,261
      198    Varian, Inc. *                                     5,011
                                                           ----------
                                                               27,764

                       See notes to financial statements.

   SHARES     ISSUER                                            VALUE
--------------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------
             SHIPPING/TRANSPORTATION-- 1.5%
      262    C.H. Robinson Worldwide, Inc.                $     7,018

             TELECOMMUNICATIONS-- 0.5%
      127    Price Communications Corp. *                       2,313

             TELECOMMUNICATIONS EQUIPMENT-- 1.0%
      233    Commscope, Inc. *                                  4,561

             TEXTILES-- 1.6%
      178    Mohawk Industries, Inc. *                          7,677

             UTILITIES-- 2.1%
      111    American States Water Co.                          3,712
      248    Public Service Co. of New Mexico                   6,080
                                                           ----------
                                                                9,792
--------------------------------------------------------------------------
             Total Long-Term Investments                     454,009
             (Cost $386,869)
--------------------------------------------------------------------------
     SHORT-TERM INVESTMENT-- 0.9%
--------------------------------------------------------------------------

             MONEY MARKET FUND -- 2.5%
   11,509    JPMorgan Prime Money Market Fund (a)              11,509
             (Cost $11,509)
--------------------------------------------------------------------------
             Total Investments-- 100.0%                      $465,518
             (Cost $398,378)
--------------------------------------------------------------------------


INDEX:
 *      -- Non-income producing security.
(a)     -- Affiliated. Money market fund registered under the Investment
           Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc.

                       See notes to financial statements.

           JPMorgan FUNDS
           STATEMENT OF ASSETS AND LIABILITIES As of October 31, 2001

(Amounts in Thousands, except per share amounts)

                                         GROWTH AND        CAPITAL        DYNAMIC         SMALL
                                           INCOME           GROWTH       SMALL CAP      CAP EQUITY
                                            FUND             FUND           FUND           FUND
---------------------------------------------------------------------------------------------------
ASSETS:
     Investment securities, at value     $        --    $   596,149    $   198,604    $   465,518
     Investment in portfolio, at value     1,030,620             --             --             --
       Cash                                       --             --             --             16
       Other Assets                               --             --             10             --
     Receivables:
       Investment securities sold                 --          6,325             --         34,525
       Interest and dividends                     --            412             10            165
       Fund shares sold                          125          1,555            111            961
       Expense reimbursement
       from Administrator                          8              6              3             --
       Expense reimbursement
       from Distributor                            3              3             --             --
---------------------------------------------------------------------------------------------------
         Total Assets                      1,030,756        604,450        198,738        501,185
---------------------------------------------------------------------------------------------------
LIABILITIES:
     Payables:
       Investment securities purchased            --          5,169             --          2,253
       Fund shares redeemed                    1,665            682            597          2,592
       To custodian                               --             --            310             --
     Accrued liabilities:
       Investment advisory fees                   --            207            126            305
       Administration fees                        90             77             29             70
       Shareholder servicing fees                225            129             34             21
       Distribution fees                         310            203             86             45
       Trustees' fees                            220            253             33            135
       Other                                     268            629            172            198
---------------------------------------------------------------------------------------------------
         Total Liabilities                     2,778          7,349          1,387          5,619
---------------------------------------------------------------------------------------------------
NET ASSETS:
     Paid in capital                       1,040,862        510,671        223,659        431,611
     Accumulated overdistributed
     net investment income                      (412)          (253)           (36)          (134)
     Accumulated net realized gain
     (loss) on investments                    (7,276)            --        (25,792)        (3,051)
     Net unrealized appreciation
     (depreciation) of investments            (5,196)        86,683           (480)        67,140
---------------------------------------------------------------------------------------------------
         Total Net Assets                $ 1,027,978    $   597,101    $   197,351    $   495,566
---------------------------------------------------------------------------------------------------
Shares of beneficial interest
outstanding ($.001 par value;
unlimited number of shares
authorized):
     Class A Shares                           30,902         12,034          8,456         3,402
     Class B Shares                            6,991          4,877          4,872         2,097
     Class C Shares                              280            123            736            --
     Select Shares                               100             76             14        19,237
     Net Asset Value:

     Class A Shares (and redemption
     price)                              $     26.95    $     35.37    $     14.21    $     19.64
     Class B Shares*                     $     26.48    $     33.75    $     13.72    $     18.50
     Class C Shares*                     $     25.68    $     33.38    $     13.70             --
     Select Shares (and
     redemption price)                   $     27.72    $     36.37    $     14.37    $     20.27
     Class A Maximum Public Offering
   Price Per Share (net asset value
   per share/94.25%)                     $     28.59    $     37.53    $     15.08    $     20.84
---------------------------------------------------------------------------------------------------
   Cost of investments                            --    $   509,466    $   199,084    $   398,378
---------------------------------------------------------------------------------------------------

* Redemption price may be reduced by contigent deferred sales charge.

                       See notes to financial statements.

STATEMENT OF OPERATIONS  For the year ended October 31, 2001

(Amounts in Thousands)

                                         GROWTH AND       CAPITAL      DYNAMIC         SMALL
                                           INCOME         GROWTH     SMALL CAP      CAP EQUITY
                                            FUND           FUND         FUND           FUND
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividend                              $      --    $     604    $     403    $   2,596
     Interest                                     --           --          492          343
     Investment income from Portfolio         24,492        5,671           --           --
     Expenses from Portfolio (Net of
     reimbursements of $89, $65, $0
     and $0, respectively),                   (6,018)      (2,999)          --           --
     Dividend income from affiliated
     investments *                                --          104            4           83
---------------------------------------------------------------------------------------------------
       Total investment income                18,474        3,380          899        3,022
---------------------------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees                     --          358        1,567        3,405
     Administration fees                       1,291          771          362          786
     Shareholder servicing fees                3,228        1,816          602        1,123
     Distribution fees                         4,749        3,077        1,086          545
     Accounting fees                              33           70           --           --
     Custodian fees                               --            7           73          125
     Printing and postage                        153           77           23            2
     Professional fees                            49           35           29           41
     Registration expenses                        15           94           25           29
     Transfer agent fees                       2,732        1,749          623          360
     Trustees' fees                              140           84           24           93
     Other                                        51           13           --           --
---------------------------------------------------------------------------------------------------
       Total expenses                         12,441        8,151        4,414        6,509
---------------------------------------------------------------------------------------------------
     Less amounts waived                          --           --          190          890
     Less earnings credits                        --           --            1            1
     Less expense reimbursements                 135           89           42           76
---------------------------------------------------------------------------------------------------
       Net expenses                           12,306        8,062        4,181        5,542
---------------------------------------------------------------------------------------------------
         Net investment income (loss)          6,168       (4,682)      (3,282)      (2,520)
---------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on
     investment transactions                      --      (32,108)     (25,796)      (2,039)
     Net realized gain (loss) allocated
     from portfolio                           (6,750)      45,448           --           --
     Change in net unrealized
     appreciation/depreciation
     of investments                               --        2,248      (64,678)     (90,666)
     Change in net unrealized
     appreciation/depreciation
     allocated from portfolio               (305,281)    (135,824)          --           --
---------------------------------------------------------------------------------------------------
     Net realized and unrealized loss on
     investment transactions                (312,031)    (120,236)     (90,474)     (92,705)
---------------------------------------------------------------------------------------------------
     Net decrease in net
     assets from operations                $(305,863)   $(124,918)   $ (93,756)   $ (95,225)
---------------------------------------------------------------------------------------------------
     *Includes reimbursements of
      investment advisory, administrative
      and shareholder servicing fees:      $      --    $       6    $      --+   $       4


+ Amounts round to less than one thousand.

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS For the Periods indicated
(Amounts in Thousands)

                                                                    GROWTH AND                   CAPITAL GROWTH
                                                                    INCOME FUND                       FUND
                                                                    ----------                   --------------
                                                                    YEAR ENDED                     YEAR ENDED
                                                                    ----------                   --------------
                                                                 10/31/01  10/31/00            10/31/01  10/31/00
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
     Net investment income (loss)                        $     6,168    $     1,622    $    (4,682)   $    (4,435)
     Net realized gain (loss) on investments                      --             --        (32,108)            --
     Net realized gain/(loss) allocated from Portfolio        (6,750)       260,150         45,448        168,249
     Change in net unrealized appreciation/
     depreciation of investments                                  --             --          2,248             --
     Change in net unrealized appreciation/
     depreciation allocated from Portfolio                  (305,281)      (114,508)      (135,824)        39,432
-----------------------------------------------------------------------------------------------------------------------
        Increase (decrease) in net assets from
        operations                                          (305,863)       147,264       (124,918)       203,246
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                    (7,067)          (832)            --             --
     Net realized gain on investment
     transactions                                           (213,453)      (270,007)       (96,546)      (101,933)
-----------------------------------------------------------------------------------------------------------------------
        Total distributions to
        shareholders                                        (220,520)      (270,839)       (96,546)       (43,052)
-----------------------------------------------------------------------------------------------------------------------
   Increase (decrease) from capital shares
   transactions                                                   99       (259,825)       (42,076)      (179,878)
-----------------------------------------------------------------------------------------------------------------------
        Total increase (decrease) in
        net assets                                          (526,284)      (383,400)      (263,540)       (78,565)
NET ASSETS:
        Beginning of period                                1,554,262      1,937,662        860,641        939,206
-----------------------------------------------------------------------------------------------------------------------
        End of period                                    $ 1,027,978    $ 1,554,262    $   597,101    $   860,641
-----------------------------------------------------------------------------------------------------------------------
        Accumulated undistributed/(overdistributed)
        of net investment income                                (412)           762           (253)          (107)
-----------------------------------------------------------------------------------------------------------------------

                                                                    DYNAMIC SMALL               SMALL CAP
                                                                      CAP FUND                 EQUITY FUND
                                                                     -----------               -----------
                                                                     YEAR ENDED                YEAR ENDED
                                                                     -----------               -----------
                                                                10/31/01  10/31/00           10/31/01   10/31/00
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
     Net investment income (loss)                        $    (3,282)   $    (3,012)   $    (2,520)   $    (2,304)
     Net realized gain (loss) on investments                 (25,796)        48,838         (2,039)        91,248
     Net realized gain/(loss) allocated from Portfolio            --             --             --
     Change in net unrealized appreciation/
     depreciation of investments                             (64,678)        32,420        (90,666)        60,683
     Change in net unrealized appreciation/
     depreciation allocated from Portfolio                        --             --             --             --
-----------------------------------------------------------------------------------------------------------------------
        Increase (decrease) in net assets from
        operations                                           (93,756)        78,246        (95,225)       149,627
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                        --             --             --             --
     Net realized gain on investment
     transactions                                            (43,052)            --        (72,636)       (47,381)
-----------------------------------------------------------------------------------------------------------------------
        Total distributions to
        shareholders                                              --        (72,636)       (47,381)
-----------------------------------------------------------------------------------------------------------------------
   Increase (decrease) from capital shares
   transactions                                               54,971         49,685        130,646          6,683
-----------------------------------------------------------------------------------------------------------------------
        Total increase (decrease) in
        net assets                                           (81,837)       127,931        (37,215)       108,929

NET ASSETS:
        Beginning of period                                  279,188        151,257        532,781        423,852
-----------------------------------------------------------------------------------------------------------------------
        End of period                                    $   197,351    $   279,188    $   495,566    $   532,781
-----------------------------------------------------------------------------------------------------------------------
        Accumulated undistributed/(overdistributed)
        of net investment income                                 (36)            (8)          (134)           (39)
-----------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Effective February 28, 2001, four separate portfolios of the Trust were renamed with the approval of the Board of Trustees. As a result, the new names of the four separate portfolios of the Trust (collectively, the "Funds") are as follows:

NEW NAME                                                OLD NAME
-------------------------------------------------------------------------------
JPMorgan Growth and Income Fund ("GIF")        Chase Vista Growth and Income Fund
JPMorgan Capital Growth Fund ("CGF")           Chase Vista Capital Growth Fund JPMorgan
Dynamic Small Cap Fund ("DSCF")                Chase Vista Small Cap Opportunities Fund
JPMorgan Small Cap Equity Fund ("SCEF")        Chase Vista Small Cap Equity Fund The

Funds offer various classes of shares as follows:

FUND                                                 CLASS OFFERED
------------------------------------------------------------------------------
GIF                                            Class A, Class B, Class C, Select
CGF                                            Class A, Class B, Class C, Select
DSCF                                           Class A, Class B, Class C, Select
SCEF                                           Class A, Class B, Select

(Prior to September 10, 2001, Select Class was known as Institutional Class)

Class A shares generally provide for a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing expenses and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. No sales charges are assessed with respect to the Select Class.

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  A: CGF

     Prior to September 10, 2001, CGF had utilized the Master Feeder Fund Structure where the Fund sought to achieve its investment objectives by investing all of its investable assets in the Capital Growth Portfolio. As of September 10, 2001, CGF invests directly in portfolio securities. (See
     Note 8 for further information on the Capital Growth Fund)

  B. GIF

     GIF utilizes the Master Feeder Fund Structure and seeks to achieve its investment objective by investing all of its investable assets in the Growth and Income Portfolio, (the "Portfolio"), which, like the Fund, is an open-end management investment company having the same investment objective as the Fund. As of October 31, 2001, GIF owned 67.83% of the net assets of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report. The financial statements of the Portfolio should be read in conjunction with the financial statements of the Fund.

     1. VALUATION OF INVESTMENTS GIF -- records its investments in the Portfolio at value. Securities of the Portfolio are recorded at value as more fully discussed in the notes to those financial statements.

     2. INVESTMENT INCOME AND EXPENSES -- GIF records daily its pro-rata share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the Portfolio.

  C. CGF, DSCF AND SCEF

     1. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and ask quotations. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of the valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

     2. REPURCHASE AGREEMENTS -- It is each Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, subcustodian or a bank with which the custodian bank has entered into a subcustodian agreement or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     3. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

          Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly. Use of long futures contracts subject the Fund to risk of loss up to the amount of the nominal value of the futures contracts as shown in the Portfolio of Investments. Use of short futures contracts subject the Fund to unlimited risk.

          The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. As of October 31, 2001, the Funds had no outstanding futures contracts.

     4. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   C. GENERAL POLICIES

     1. ORGANIZATION EXPENSES -- Organization and initial registration costs incurred in connection with establishing Funds which commenced operations prior to June 30, 1998 have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

     2. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, each Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

     3. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition--"temporary differences") such amounts are reclassified within the capital accounts based on their Federal income tax-basis treatment. The following amounts were reclassified within the capital accounts (in thousands):

                                             ACCUMULATED
                                           UNDISTRIBUTED/   ACCUMULATED
                                               (OVER-      NET REALIZED
                                            DISTRIBUTED)    GAIN (LOSS)
                                 PAID-     NET INVESTMENT       ON
   FUND                       IN-CAPITAL       INCOME       INVESTMENTS
-----------------------------------------------------------------------
   GIF                         $(1,863)       $ (275)       $  2,138
   CGF                           8,307         4,536         (12,843)
   DSCF                         (3,478)        3,254             224
   SCEF                         (1,735)        2,425            (690)

     4. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributed to a Fund are charged to that Fund; other expenses are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on other reasonable basis. Expenses directly attributed to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

  2.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE -- Pursuant to separate Investment Advisory Agreements, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM" or "Adviser") (formerly Chase Fleming Asset Management (USA) Inc.) acts as the investment adviser to CGF, DSCF and SCEF. JPMFAM is a direct wholly-owned subsidiary of J.P. Morgan Chase & Co. (formerly The Chase Manhattan Corporation). The adviser supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each fund is as follows:

                                                         INVESTMENT
      FUND                                            ADVISORY FEE (%)
----------------------------------------------------------------------
      CGF                                                     0.40%
      DSCF                                                    0.65%
      SCEF                                                    0.65%

Prior to February 22, 2001, The Chase Manhattan Bank ("Chase"), also a direct wholly-owned subsidiary of J.P. Morgan Chase & Co. acted as the investment advisor to DSCF and SCEF and JPMFAM acted as the investment sub-adviser to each Fund. Pursuant to an Investment Sub-Advisory Agreement between Chase and JPMFAM, JPMFAM was entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.30% of DSCF's and SCEF's average daily net assets.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to reimburse its advisory fee from each Fund in an amount to offset any investment advisory, administrative fee and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

     B. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. Effective September 10, 2001, in connection with the elimination of the Funds paying directly sub-administration fees (0.05% annualized for the Funds) the Trustees approved a new combined administration agreement. Under the terms of the agreement, the Administrator will bear all sub-administration expenses of the funds. The administration fee payable to Chase was increased simultaneously to 0.15% of average daily net assets for complex wide non-money market fund assets up to $25 billion and 0.075% on assets in excess of $25 billion for CGF, DSCF and SCEF and 0.10% of average daily net assets for complex wide non-money market fund assets up to $25 billion and 0.025% on assets in excess of $25 billion for GIF.

          Prior to September 10, 2001, Chase was paid a fee from DSCF and SCEF computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets and that from GIF and CGF computed at the annual rate equal to 0.05% of the respective Fund's average daily net assets.

          Effective September 10, 2001 the Administrator has contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below:

                                                                  SELECT
      FUND                 CLASS A      CLASS B      CLASS C       CLASS
------------------------------------------------------------------------
      GIF                   1.30%       1.80%         1.80%       0.90%
      CGF                   1.35%       1.85%         1.85%       0.93%
      DSCF                  1.50%       2.12%         2.12%       1.10%
      SCEF                  1.38%       2.12%           n/a       0.88%

     The expense limitation percentages in the table above are due to expire September 7, 2002.

     The Administrator reimbursed expenses for each of the Funds as follows (amounts in thousands):

                                                          ADMINISTRATOR
      FUND                                                REIMBURSEMENT
------------------------------------------------------------------------
      GIF                                                      $9
      CGF                                                       6
      DSCF                                                      4

     C. DISTRIBUTION AND SUB-ADMINISTRATION FEES -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. (the "Distributor") (formerly Vista Fund Distributors, Inc.), a wholly owned subsidiary of The BISYS Group, Inc. is the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provided certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund through September 9, 2001.

          Effective September 10, 2001, BISYS Fund Services, L.P. ("BISYS") has been named as the Funds' Sub-Administrator. For its services as Sub-JPMORGAN FUNDS Administrator, BISYS receives a portion of the fees payable to Chase as Administrator.

          The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B and C for the Funds in accordance with Rule 12b-1 under the 1940 Act. There is no Distribution Plan for the Select Classes. The Class A Distribution Plans provide that each Fund shall pay distribution fees, including payments to the

          Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund. The Class B and Class C Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average annual net assets of the Class B and Class C Shares for distribution services.

          The Distributor reimbursed expenses for each of the Funds as follows (amounts in thousands):


                                                           DISTRIBUTOR
      FUND                                                REIMBURSEMENT
------------------------------------------------------------------------
      GIF                                                     $10
      CGF                                                      13
      DSCF                                                     20

     D. SHAREHOLDER SERVICING FEES -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For their services, the Shareholder Servicing Agents receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of each of the classes of the Funds, excluding Class A Shares of SCEF. SCEF is charged a fee from non-affiliated Shareholder Servicing Agents not to exceed 0.25% of Class A Shares average daily net assets. For the year ended October 31, 2001, Shareholder Servicing charges paid to Chase or its affiliates and waivers were as follows (amounts in thousands):

                                              VOLUNTARY     CONTRACTUAL
   FUND                          FEE           WAIVER         WAIVER
------------------------------------------------------------------------
   GIF                        $3,228          $ --            $ --
   CGF                         1,816            --              --
   DSCF                          602           163              27
   SCEF                        1,113           738             152

     E. CUSTODIAN AND ACCOUNTING FEES -- Chase provides portfolio custody services for CGF, DSCF and SCEF. Chase also provides portfolio accounting services for DSCF and SCEF. Compensation for such services is presented in the Statement of Operations as custodian fees. Custodian fees are subject to reduction by credits earned by each Fund, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations.

     F. OTHER -- Certain officers of the Trust are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

     3.   INVESTMENT TRANSACTIONS

For the year ended October 31, 2001, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

                                                 PURCHASES         SALES
                                              (EXCLUDING U.S.  (EXCLUDING U.S.
FUND                                            GOVERNMENT)      GOVERNMENT)
------------------------------------------------------------------------------
CGF                                             $301,769*       $429,476(*)
DSCF                                             159,335         130,323
SCEF                                             239,986         286,278


* The purchases and sales disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio.

4.  FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2001 are as follows (in thousands):

                                     GROSS         GROSS     NET UNREALIZED
                      AGGREGATE   UNREALIZED    UNREALIZED    APPRECIATION/
FUND                    COST     APPRECIATION  DEPRECIATION  (DEPRECIATION)
------------------------------------------------------------------------
CGF                   $511,437    $111,617     $(26,905)     $84,712
DSCF                   199,084      32,766      (33,246)        (480)
SCEF                   398,378      98,003      (30,863)      67,140

As of October 31, 2001, the following Funds have capital loss carryovers which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to the shareholders (in thousands).


FUND                                              AMOUNT  EXPIRATION DATE
------------------------------------------------------------------------
GIF                                            $  5,663    Oct. 31, 2009
DSCF                                             25,794    Oct. 31, 2009
SCEF                                              1,012    Oct. 31, 2008
                                                  2,039    Oct. 31, 2009
                                               --------
                                                  3,051

5.  CONCENTRATIONS

As of October 31, 2001, CGF invested 20.1% of its portfolio in securities issued by financial sector companies. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important role in the operation of the financial sector.

6.  TRUSTEE COMPENSATION

The Funds have adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the period from November 1, 2000 to May 15, 2001, included in Trustees Fees in the Statement of Operations were as follows (in thousands):

                                                         PENSION
FUND                                                    EXPENSES
------------------------------------------------------------------------
GIF                                                        $7
CGF                                                         4
DSCF                                                        2
SCEF                                                        5

In connection with the consolidation of the heritage J. P. Morgan and heritage Chase fund families, and the reduction in the number of combined trustees on the new board from 22 to 8, the Pension Plan was terminated effective May 15, 2001. In furtherance of this termination, the Trustees were paid an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the JPMorgan (Formerly Chase Vista) Funds. Certain of the trustees have elected to defer receipt of such amount pursuant to a deferred compensation plan. The amount of the Chase reimbursement and the amounts rolled into the deferred compensation plan are as follows (in thousands):


                                   CHASE            DEFERRED COMPENSATION
FUND                           REIMBURSEMENT               ROLLOVER
------------------------------------------------------------------------
GIF                                 $116                     $182
CGF                                   70                      110
DSCF                                  18                       29
SCEF                                  76                      119

Accrued liability and expense amounts from the deferred compensation plan are included in Trustees' fees on the Statement of Assets and Liabilities and the Statement of Operations, respectively.


7.  BANK BORROWINGS

The CGF, DSCF and SCEF may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments. The Funds have entered into an agreement, enabling them to participate with other JP Morgan Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand. This agreement will expire on January 4, 2002.

The Funds had no borrowings outstanding at October 31, 2001, nor at anytime during the year then ended.

8.  REORGANIZATION

On February 16, 2001, SCEF acquired all the net assets of Chase Small Capitalization Fund (CSCF) pursuant to a Reorganization Plan approved by CSCF shareholders on January 26, 2001. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. Under the Reorganization Plan, each shareholder of CSCF received shares in SCEF with a value equal to their holdings in CSCF. Holders of Investor Class Shares in CSCF received Class A Shares in SCEF, holders of Premier Class Shares in CSCF received Institutional Class Shares in SCEF.

The following is a summary of shares outstanding, net assets and net asset values per share and net unrealized appreciation immediately before and after the reorganization:

                                        BEFORE               AFTER
                                    REORGANIZATION      REORGANIZATION
------------------------------------------------------------------------
                                CSCF           SCEF           SCEF
------------------------------------------------------------------------
Class A
   Shares                                    3,517,199       3,812,856
   Net Assets                             $ 76,498,926    $ 82,930,029
   Net Asset Value                        $      21.75    $      21.75
Class B
   Shares                                    2,411,677       2,411,677
   Net Assets                             $ 49,732,016    $ 49,732,016
   Net Asset Value                        $      20.62    $      20.62
Select Class
   Shares                                   15,588,833      19,843,271
   Net Assets                             $348,607,159    $443,751,253
   Net Asset Value                        $      22.36    $      22.36
Investor Class
   Shares                        284,559
   Net Assets                $ 6,431,103
   Net Asset Value           $     22.60
Premier Class
   Shares                      4,185,380
   Net Assets                $95,144,094
   Net Asset Value           $     22.73
Net Unrealized
   Appreciation              $17,957,377  $ 96,794,081    $114,751,458

Below is the Statement of Operations for the Capital Growth Portfolio ("Master Portfolio") for the period November 1, 2000 through September 9, 2001.

INVESTMENT INCOME:
   Dividend                                                                     $   4,435
   Interest                                                                         1,212
   Dividend income from affiliated investments*                                        34
   Foreign taxes withheld                                                             (10)
                                                                                -----------
        Total investment income                                                     5,671
                                                                                -----------
EXPENSES:
   Investment advisory fees                                                         2,553
   Administration fees                                                                319
   Custodian fees                                                                      51
   Accounting fees                                                                     37
   Professional fees                                                                   15
   Trustees' fees                                                                      76
   Other                                                                               13
                                                                                -----------
        Total expenses                                                              3,064
                                                                                -----------
     Less expense reimbursements                                                       65
                                                                                -----------
        Net expenses                                                                2,999
                                                                                -----------
        Net investment income                                                       2,672
                                                                                -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
   Net realized gain/(loss) on investment transactions                             45,448
   Change in net unrealized appreciation/depreciation of investments             (135,824)
                                                                                -----------
   Net realized and unrealized loss on investments                                (90,376)
                                                                                -----------
   Net decrease in net assets from operations                                   $ (87,704)
                                                                                ===========
*  Includes reimbursements of investment advisory and administrative fees:      $       1
                                                                                ===========

9.  SUBSEQUENT EVENT

On November 10, 2001, The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York merged to form JPMorgan Chase Bank. The new Administrator and Shareholder Servicing Agent for the funds will be the JPMorgan Chase Bank. As a result, all references in the Annual Report to either the Chase Manhattan Bank or Morgan Guaranty Trust Company of New York should be replaced with JPMorgan Chase Bank.

10. CAPITAL SHARE TRANSACTIONS

CAPITAL SHARE TRANSACTIONS WERE AS FOLLOWS FOR THE PERIODS PRESENTED (AMOUNTS IN THOUSANDS):


GROWTH & INCOME FUND
--------------------------------------------------------------------------------------------------------
                                                                CLASS A                  CLASS B
--------------------------------------------------------------------------------------------------------
                                                        AMOUNT        SHARES        AMOUNT     SHARES
--------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------------------------------
Shares sold                                          $ 140,634        4,432    $   9,491          300
Shares issued in reinvestment of distributions         151,266        4,720       52,423        1,664
Shares redeemed                                       (192,820)      (6,018)    (160,398)      (5,169)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding   $  99,080        3,134    $ (98,484)      (3,205)
========================================================================================================
                                                             YEAR ENDED OCTOBER 31, 2000
Shares sold                                          $  53,352        1,332    $  17,966          452
Shares issued in reinvestment of distributions         179,794        4,747       68,402        1,827
Shares redeemed                                       (401,593)     (10,038)    (169,343)      (4,286)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding   $(168,447)      (3,959)   $ (82,975)      (2,007)
========================================================================================================

                                                                CLASS C                   SELECT
--------------------------------------------------------------------------------------------------------
                                                         AMOUNT         SHARES     AMOUNT      SHARES
--------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------------------------------
Shares sold                                          $   1,356           43    $   3,137          104
Shares issued in reinvestment of distributions           1,261           41          496           15
Shares redeemed                                            (49)      (5,292)        (148)
Net increase (decrease) in Fund shares outstanding   $   1,162           35    $  (1,659)         (29)
========================================================================================================
                                                             YEAR ENDED OCTOBER 31, 2000
Shares sold                                          $   2,895           75    $   2,359           58
Shares issued in reinvestment of distributions           1,344           37        2,010           52
Shares redeemed                                         (4,236)        (110)     (12,775)        (314)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding   $      3             2    $  (8,406)        (204)
========================================================================================================


CAPITAL GROWTH FUND
--------------------------------------------------------------------------------------------------------
                                                              CLASS A                    CLASS B
--------------------------------------------------------------------------------------------------------
                                                       AMOUNT         SHARES       AMOUNT        SHARES
--------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------------------------------
Shares sold                                          $ 221,627        5,511    $  67,545        1,756
Shares issued in reinvestment of distributions          52,805        1,347       33,522          892
Shares redeemed                                       (233,656)      (5,739)    (175,455)      (4,642)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding   $  40,776        1,119    $ (74,388)      (1,994)

Year Ended October 31, 2000
Shares sold                                          $ 336,004        7,550    $ 124,480        2,904
Shares issued in reinvestment of distributions          57,039        1,456       35,275          930
Shares redeemed                                       (510,528)     (11,556)    (215,940)      (5,088)
--------------------------------------------------------------------------------------------------------
Net decrease in Fund shares outstanding              $(117,485)      (2,550)   $ (56,185)      (1,254)
========================================================================================================

--------------------------------------------------------------------------------------------------------
                                                              CLASS C                    SELECT
--------------------------------------------------------------------------------------------------------
                                                        AMOUNT         SHARES     AMOUNT       SHARES
--------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------------
Shares sold                                          $   1,108           30    $   2,260           54
Shares issued in reinvestment of distributions             407           11        1,723           43
Shares redeemed                                           (856)         (24)        (337)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding   $     659           17    $  (9,123)        (240)
========================================================================================================

Year Ended October 31, 2000
Shares sold                                          $   7,719          183    $   3,947           88
Shares issued in reinvestment of distributions             386           10        1,879           47
Shares redeemed                                           (227)        (231)
--------------------------------------------------------------------------------------------------------
Net decrease in Fund shares outstanding              $  (1,471)         (34)   $  (4,737)         (96)
========================================================================================================

                       See notes to financial statements.

CAPITAL SHARE TRANSACTIONS

CAPITAL SHARE TRANSACTIONS WERE AS FOLLOWS FOR THE PERIODS PRESENTED (AMOUNTS IN THOUSANDS):


DYNAMIC SMALL CAP FUND
--------------------------------------------------------------------------------------------------------
                                                          CLASS A                     CLASS B
--------------------------------------------------------------------------------------------------------
                                                   AMOUNT         SHARES       AMOUNT        SHARES
--------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------------------------------
Shares sold                                      $ 141,279        7,996    $  12,340          733
Shares issued in reinvestment of distributions      18,125        1,065       12,890          780
Shares redeemed                                   (113,654)      (6,933)     (19,043)      (1,232)
--------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding          $  45,750        2,128    $   6,187          281
=========================================================================================================
                                                          YEAR ENDED OCTOBER 31, 2000
----------------------------------------------------------------------------------------------------------------
Shares sold                                      $ 140,599        6,394    $  30,608        1,361
Shares issued in reinvestment of distributions          --           --           --           --
Shares redeemed                                   (104,755)      (4,944)     (20,465)      (1,007)
----------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding          $  35,844        1,450    $  10,143          354
=========================================================================================================

--------------------------------------------------------------------------------------------------------
                                                              CLASS C                    SELECT
--------------------------------------------------------------------------------------------------------
                                                        AMOUNT         SHARES     AMOUNT       SHARES
--------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------------
Shares sold                                      $   4,506          268    $   1,230           75
Shares issued in reinvestment of distributions       1,211           73           24            1
Shares redeemed                                       (178)      (1,111)         (69)
----------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding          $   2,891          163    $     143            7
================================================================================================================
                                                            YEAR ENDED OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------
Shares sold                                      $   6,389          279    $     125            6
Shares issued in reinvestment of distributions          --           --           --           --
Shares redeemed                                  $   3,573         (136)          --           --
----------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding          $   3,573          143    $     125            6
================================================================================================================


SMALL CAP EQUITY FUND
                                                                CLASS A                           CLASS B
----------------------------------------------------------------------------------------------------------------
                                                           AMOUNT       SHARES             AMOUNT         SHARES
----------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31, 2001
----------------------------------------------------------------------------------------------------------------
Shares sold                                             $  80,657        3,761           $     864           42
Shares issued in connection with fund merger (Note 8)       6,431          296                  --           --
Shares issued in reinvestment of distributions             10,609          502               7,346          366
Shares redeemed                                           (97,015)      (4,483)             (9,292)        (455)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding      $     682           76            $ (1,082)         (47)
================================================================================================================
                                                                      YEAR ENDED OCTOBER 31, 2000
----------------------------------------------------------------------------------------------------------------
Shares sold                                             $ 129,124        4,981           $   1,467           61
Shares issued in reinvestment of distributions              9,051          407               5,871          274
Shares redeemed                                          (164,044)      (6,381)            (18,854)        (776)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding      $ (25,869)        (993)           $(11,516)        (441)

---------------------------------------------------------------------------------------------------------------
                                                                   CLASS C                    SELECT
----------------------------------------------------------------------------------------------------------------
                                                            AMOUNT         SHARES           AMOUNT       SHARES
----------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31, 2001
----------------------------------------------------------------------------------------------------------------
Shares sold                                             $      --           --           $  51,124       2,329
Shares issued in connection with fund merger (Note 8)          --           --              95,144       4,254
Shares issued in reinvestment of distributions                 --           --              52,277       2,408
Shares redeemed                                                --           --             (67,499)     (3,173)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding      $      --           --           $ 131,046       5,818
==================================================================================================================
                                                                      YEAR ENDED OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------------------
Shares sold                                             $      --           --           $  73,921       2,768
Shares issued in reinvestment of distributions                 --           --              30,298       1,339
Shares redeemed                                                --           --             (60,151)     (2,309)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding             --           --           $  44,068       1,798
==================================================================================================================

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                              GROWTH AND INCOME FUND^
                                                                      --------------------------------------------------
                                                                                       CLASS A
                                                                      --------------------------------------------------
                                                                                     YEAR ENDED
                                                                      --------------------------------------------------
                                                                      10/31/01  10/31/00  10/31/99  10/31/98  10/31/97
                                                                      --------  --------  --------  --------  --------
Per share operating performance
Net asset value, beginning of period                                  $40.71    $43.65     $43.24    $46.21    $39.21
                                                                      --------  --------  --------  --------  --------
Income from investment operations:
  Net investment income (loss)                                          0.19      0.09@      0.18@     0.19@     0.35@
  Net gains or losses in securities (both realized and unrealized)     (8.04)     3.31       5.07      3.59     10.18
                                                                      --------  --------  --------  --------  --------
   Total from investment operations                                    (7.85)     3.40       5.25      3.78     10.53
                                                                      --------  --------  --------  --------  --------
Distributions to shareholders from:
  Dividends from net investment income                                 (0.21)    (0.03)     (0.17)    (0.19)    (0.38)
  Distributions from capital gains                                     (5.70)    (6.31)     (4.67)    (6.56)    (3.15)
                                                                      --------  --------  --------  --------  --------
   Total dividends and distributions                                   (5.91)    (6.34)     (4.84)    (6.75)    (3.53)
                                                                      --------  --------  --------  --------  --------
Net asset value, end of period                                        $26.95    $40.71     $43.65    $43.24    $46.21
                                                                      ========  ========  ========  ========  ========
Total return (1)                                                      (21.50%)    8.88%     12.82%     9.09%    28.84%
Ratios/supplemental data:
Net assets, end of period (in millions)                               $  833    $1,131     $1,385    $1,499    $1,497
Ratios to average net assets:
  Net Expenses                                                          1.30%     1.30%      1.26%     1.25%     1.27%
  Net investment income (loss)                                          0.59%     0.23%      0.41%     0.44%     0.82%
  Expenses without waivers and reimbursements                           1.32%     1.30%      1.26%     1.25%     1.27%
  Net investment income (loss) without waivers and reimbursements       0.57%     0.23%      0.41%     0.44%     0.82%
                                                                      ========  ========  ========  ========  ========

@    Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any front-end sales load.
^    Formerly Chase Vista Growth and Income Fund.

                       See notes to financial statements.

                                                                                GROWTH AND INCOME FUND^
                                                                        --------------------------------------------------
                                                                                         CLASS B
                                                                        --------------------------------------------------
                                                                                       YEAR ENDED
                                                                        --------------------------------------------------
                                                                        10/31/01  10/31/00  10/31/99  10/31/98  10/31/97
                                                                        --------  --------  --------  --------  --------
Per share operating performance
Net asset value, beginning of period                                    $40.09    $43.25     $42.92    $45.96    $39.02
                                                                        --------  --------  --------  --------  --------
Income from investment operations:
  Net investment income (loss)                                            0.02     (0.11)@    (0.04)@   (0.02)@    0.13@
  Net gains or losses in securities (both realized and unrealized)       (7.89)     3.26       5.04      3.54     10.13
                                                                        --------  --------  --------  --------  --------
   Total from investment operations                                      (7.87)     3.15       5.00      3.52     10.26
                                                                        --------  --------  --------  --------  --------
Distributions to shareholders from:
  Dividends from net investment income                                   (0.04)    --                   --        (0.17)
  Distributions from capital gains                                       (5.70)    (6.31)     (4.67)    (6.56)    (3.15)
                                                                        --------  --------  --------  --------  --------
   Total dividends and distributions                                     (5.74)    (6.31)     (4.67)    (6.56)    (3.32)
                                                                        --------  --------  --------  --------  --------
Net asset value, end of period                                          $26.48    $40.09     $43.25    $42.92    $45.96
                                                                        ========  ========  ========  ========  ========
Total return (1)                                                        (21.90%)    8.32%     12.29%     8.52%    28.20%
Ratios/supplemental data:
  Net assets, end of period (in millions)                              $   185   $   409    $   528   $   542   $   489
Ratios to average net assets:
  Net Expenses                                                            1.80%     1.80%      1.76%     1.75%     1.77%
  Net investment income (loss)                                            0.10%    (0.27%)    (0.09%)   (0.06%)    0.31%
  Expenses without waivers and reimbursements                             1.82%     1.80%      1.76%     1.75%     1.77%
  Net investment income (loss) without waivers and reimbursements         0.08%    (0.27%)    (0.09%)   (0.06%)    0.31%

@    Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any deferred sales load.
^    Formerly Chase Vista Growth and Income Fund.

                       See notes to financial statements.

                                                                   GROWTH AND INCOME FUND^
----------------------------------------------------------------------------------------------------------------
                                                         CLASS C                           SELECT
                                         -----------------------------------------------------------------------
                                                                    1/2/98**
                                                  YEAR ENDED                              YEAR ENDED
                                         ---------------------------THROUGH-------------------------------------
                                              10/31/01     10/31/00   10/31/99    10/31/98  10/31/01  10/31/00
                                         -------------   ----------   ---------  ---------  --------  ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period        $   39.10    $   42.34     $42.13    $ 41.64  $   40.99    $ 43.89
                                            ---------    ---------     ------    -------  ---------    -------
Income from investment operations:
  Net investment income (loss)                   0.05        (0.11)@    (0.03)@    (0.02)@     0.14       0.26@
  Net gains or losses in securities
   (both realized and unrealized)               (7.70)        3.18       4.94       0.68      (7.53)      3.33
                                            ---------    ---------     ------    -------  ---------    -------
   Total from investment operations             (7.65)        3.07       4.91       0.66      (7.39)      3.59
                                            ---------    ---------     ------    -------  ---------    -------
Distributions to shareholders from:
  Dividends from net investment income          (0.07)          --      (0.03)     (0.09)     (0.18)     (0.18)
  Distributions from capital gains              (5.70)       (6.31)     (4.67)     (0.08)     (5.70)     (6.31)
                                            ---------    ---------     ------    -------  ---------    -------
   Total dividends and distributions            (5.77)       (6.31)     (4.70)     (0.17)     (5.88)     (6.49)
                                            ---------    ---------     ------    -------  ---------    -------
Net asset value, end of period              $   25.68    $   39.10     $42.34    $ 42.13    $ 27.72    $ 40.99
                                            =========    =========     ======    =======    =======    =======
Total return (1)                               (21.89%)       8.31%     12.29%      1.55%    (20.01)      9.34%
Ratios/supplemental data:
  Net assets, end of period (in millions)   $       7    $       9     $   10    $     5    $     3    $     5
Ratios to average net assets:#
  Net Expenses                                   1.80%        1.80%      1.76%      1.72%      0.89%      0.89%
  Net investment income (loss)                   0.09%       (0.27%)    (0.07%)    (0.05%)     0.93%      0.64%
  Expenses without waivers
   and reimbursements                            1.82%        1.80%      1.76%      1.72%      2.07%      0.93%
  Net investment income (loss) without
   waivers and reimbursements                    0.07%       (0.27%)    (0.07%)    (0.05%)    (0.25%)     0.60%

                                       GROWTH AND INCOME FUND^
-----------------------------------------------------------------------------
                                                           SELECT
                                            ---------------------------------
                                                         YEAR ENDED
                                            ---------------------------------
                                                10/31/99  10/31/98  10/31/97
                                                --------  --------  ---------
Net asset value, beginning of period        $   43.43  $   46.35     $ 39.26
                                            ---------  ---------    ---------
Income from investment operations:
  Net investment income (loss)                   0.35@      0.43@      0.52@
  Net gains or losses in securities
   (both realized and unrealized)                5.12       3.50       10.20
                                            ---------  ---------    ---------
   Total from investment operations              5.47       3.93       10.72
                                            ---------  ---------    ---------
Distributions to shareholders from:
  Dividends from net investment income          (0.34)     (0.29)      (0.48)
  Distributions from capital gains              (4.67)     (6.56)      (3.15)
                                            ---------  ---------    ---------
   Total dividends and distributions            (5.01)     (6.85)      (3.63)
                                            ---------  ---------    ---------
Net asset value, end of period              $   43.89    $ 43.43)   $  46.35
                                            =========   =========   ========
Total return (1)                                13.30%      9.44%      29.37%
Ratios/supplemental data:
  Net assets, end of period (in millions)   $   15       $    24    $   522
Ratios to average net assets:#
  Net Expenses                                   0.85%      0.85%       0.86%
  Net investment income (loss)                   0.80%      0.95%       1.21%
  Expenses without waivers
   and reimbursements                            0.85%      0.85%       0.86%
  Net investment income (loss) without
   waivers and reimbursements                    0.80%      0.95%       1.21%

**   Commencement of offering class of shares.
@    Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any deferred sales load.
^    Formerly Chase Vista Growth and Income Fund.
#    Short periods have been annualized.

                       See notes to financial statements.

                                                                                          CAPITAL GROWTH FUND^
                                                                     ------------------------------------------------------------
                                                                                                CLASS A
                                                                     ------------------------------------------------------------
                                                                                              YEAR ENDED
                                                                     ------------------------------------------------------------
                                                                        10/31/01   10/31/00    10/31/99    10/31/98    10/31/97
                                                                     -----------  ---------   ---------    --------    --------
Per share operating performance
Net asset value, beginning of period                                 $    47.91     $ 42.85    $  41.22     $ 46.76     $ 41.60
                                                                     -----------  ---------   ---------    --------    --------
Income from investment operations:
  Net investment income (loss)                                            (0.19)@     (0.14)@     (0.20)@     (0.12)      (0.02)@
  Net gains or losses in securities (both realized and unrealized)        (6.87)      10.11        5.75       (0.52)      10.13
                                                                     -----------  ---------   ---------    --------    --------
   Total from investment operations                                       (7.06)       9.97        5.55       (0.64)      10.11
                                                                     -----------  ---------   ---------    --------    --------
Distributions to shareholders from:
  Dividends from net investment income                                       --          --          --          --       (0.15)
  Distributions from capital gains                                        (5.48)      (4.91)      (3.92)      (4.90)      (4.80)
                                                                     -----------  ---------   ---------    --------    --------
   Total dividends and distributions                                      (5.48)      (4.91)      (3.92)      (4.90)      (4.95)
                                                                     -----------  ---------   ---------    --------    --------
Net asset value, end of period                                       $    35.37     $ 47.91    $  42.85     $ 41.22     $ 46.76
                                                                     ===========  =========   =========    ========    ========
Total return (1)                                                         (15.86%)     25.81%      14.30%      (1.60%)     26.47%
Ratios/supplemental data:
  Net assets, end of period (in millions)                            $      426     $   523    $    577     $   728     $   839
Ratios to average net assets:
  Net Expenses                                                             1.35%       1.35%       1.30%       1.27%       1.31%
  Net investment income (loss)                                            (0.47%)     (0.32%)     (0.48%)     (0.24%)     (0.05%)
  Expenses without waivers and reimbursements                              1.37%       1.35%       1.30%       1.27%       1.31%
  Net investment income (loss) without waivers and reimbursements         (0.49%)     (0.32%)     (0.48%)     (0.24%)
                                                                                                                          (0.05%)
Portfolio turnover rate (A)                                                  43%         66%         86%        104%         67%

@    Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any front-end sales load.
^    Formerly Chase Vista Capital Growth Fund.
(A) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

                       See notes to financial statements.

                                                                                          CAPITAL GROWTH FUND^
                                                                     ------------------------------------------------------------
                                                                                                CLASS B
                                                                     ------------------------------------------------------------
                                                                                              YEAR ENDED
                                                                     ------------------------------------------------------------
                                                                        10/31/01   10/31/00    10/31/99    10/31/98    10/31/97
                                                                     -----------  ---------   ---------    --------    --------

Per share operating performance
Net asset value, beginning of period                                    $ 46.20    $41.67     $40.38    $46.11    $41.21
                                                                        -------    ------     ------    ------    -------
Income from investment operations:
  Net investment income (loss)                                            (0.38)@   (0.35)@    (0.40)@   (0.29)    (0.23)@
  Net gains or losses in securities
  (both realized and unrealized)                                          (6.59)     9.79       5.61     (0.54)    10.01
                                                                        -------    ------     ------    ------    -------
   Total from investment operations                                       (6.97)     9.44       5.21     (0.83)     9.78
                                                                        -------    ------     ------    ------    -------
Distributions to shareholders from:
  Dividends from net investment income                                       --        --          -        --     (0.08)
  Distributions from capital gains                                        (5.48)    (4.91)     (3.92)    (4.90)    (4.80)
                                                                        -------    ------     ------    ------    -------
   Total dividends and distributions                                      (5.48)    (4.91)     (3.92)    (4.90)    (4.88)
                                                                        -------    ------     ------    ------    -------
Net asset value, end of period                                          $ 33.75    $46.20     $41.67    $40.38    $46.11
                                                                        =======    ======     ======    ======    ======
Total return (1)                                                         (16.30%)   25.21%     13.71%    (2.08%)   25.85%
Ratios/supplemental data:
  Net assets, end of period (in millions)                               $   164   $   318    $   338   $   405   $   422
Ratios to average net assets:
  Net Expenses                                                             1.85%     1.85%      1.80%     1.77%     1.81%
  Net investment income (loss)                                            (0.97%)   (0.82%)    (0.98%)   (0.74%)   (0.56%)
  Expenses without waivers and reimbursements                              1.87%     1.85%      1.80%     1.77%     1.81%
  Net investment income (loss) without waivers and reimbursements         (0.99%)   (0.82%)    (0.98%)   (0.74%)   (0.56%)
Portfolio turnover rate (A)                                                  43%       66%        86%      104%       67%

@    Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any deferred sales load.
^    Formerly Chase Vista Capital Growth Fund.
(A) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

                       See notes to financial statements.

                                                                   GROWTH AND INCOME FUND^
----------------------------------------------------------------------------------------------------------------------------
                                                         CLASS C                             SELECT
                                         -----------------------------------------------------------------------------------
                                                                    1/2/98**
                                                  YEAR ENDED                               YEAR ENDED
                                         ---------------------------THROUGH-------------------------------------------------
                                         10/31/01 10/31/00  10/31/99  10/31/98 10/31/01 10/31/00 10/31/99 10/31/98  10/31/97
                                         --------  --------  --------- -------- -------- -------- ------- --------  --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $ 45.76   $41.31   $40.03   $42.81  $48.76   $43.36   $41.53   $46.90   $41.65
                                           -------   ------   ------   ------  ------   ------   ------   ------   ------
Income from investment operations:
  Net investment income (loss)               (0.37)@  (0.35)@  (0.39)@  (0.09)     --+    0.04@   (0.05)@   0.07     0.13@
  Net gains or losses in securities
   (both realized and unrealized)            (6.53)    9.71     5.59    (2.69)  (6.91)   10.27     5.80    (0.54)   10.17
                                           -------   ------   ------   ------  ------   ------   ------   ------   ------
   Total from investment operations          (6.90)    9.36     5.20    (2.78)  (6.91)   10.31     5.75    (0.47)   10.30
                                           -------   ------   ------   ------  ------   ------   ------   ------   ------
Distributions to shareholders from:
  Dividends from net investment income       --       --          --       --      --       --       --       --    (0.25)
  Distributions from capital gains           (5.48)   (4.91)   (3.92)           (5.48)   (4.91)   (3.92)   (4.90)   (4.80)
                                           -------   ------   ------   ------  ------   ------   ------   ------   ------
   Total dividends and distributions         (5.48)   (4.91)   (3.92)           (5.48)   (4.91)   (3.92)   (4.90)   (5.05)
                                           -------   ------   ------   ------  ------   ------   ------   ------   ------
Net asset value, end of period              $33.38   $45.76   $41.31   $40.03  $36.37   $48.76   $43.36   $41.53   $46.90
                                           =======   ======   ======   ======  ======   ======   ======   ======   ======
Total return (1)                            (16.30%)  25.25%   13.81%   (6.49%)(15.20%)  26.34%   14.71%   (1.20%)  26.98%
Ratios/supplemental data:
  Net assets, end of period (in millions)  $     4   $    5   $    6   $   4   $    3   $   15   $   18   $   52   $   52
Ratios to average net assets:#
  Net Expenses                                1.85%    1.85%    1.80%    1.73%   0.93%    0.94%    0.92%    0.91%    0.91%
  Net investment income (loss)               (0.97%)  (0.82%)  (0.97%)  (0.59%) (0.01%)   0.09%   (0.11%)   0.11%    0.31%
  Expenses without waivers and
   reimbursements                             1.87%    1.85%    1.80%    1.73%   1.18%    1.06%    0.99%    0.91%    0.91%
  Net investment income (loss) without
   waivers and reimbursements                (0.99%)  (0.82%)  (0.97%)  (0.59%) (0.26%)  (0.03%)  (0.18%)   0.11%    0.31%
Portfolio turnover rate (A)                     43%      66%      86%     104%     43%      66%      86%     104%      67%


** Commencement of offering class of shares. @Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any deferred sales load.
^    Formerly Chase Vista Capital Growth Fund.
#    Short periods have been annualized.
(A) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.
+    Amount rounds to less than one cent per share.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                           DYNAMIC SMALL CAP FUND^
                                          ------------------------------------------------------------------------------------------
                                                             CLASS A                                     CLASS B
                                          -------------------------------------------- ---------------------------------------------
                                                       YEAR ENDED             5/19/97*             YEAR ENDED              5/19/97*
                                          -----------------------------------  THROUGH ----------------------------------- THROUGH
                                          10/31/01 10/31/00 10/31/99 10/31/98 10/31/97 10/31/01 10/31/00 10/31/99 10/31/98 10/31/97
                                          -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Per share operating performance
Net asset value, beginning of period       $24.54   $15.98   $12.79   $13.85   $10.00   $23.96   $15.71   $12.67   $13.81   $10.00
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Income from investment operations:
  Net investment income (loss)              (0.24)   (0.22)@  (0.15)   (0.09)   (0.04)   (0.23)   (0.40)@  (0.27)   (0.17)   (0.06)
  Net gains or losses in securities
    (both realized and unrealized)          (6.71)    8.78     3.34    (0.97)    3.89    (6.63)    8.65     3.31    (0.97)    3.87
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    Total from investment operations        (6.95)    8.56     3.19    (1.06)    3.85    (6.86)    8.25     3.04    (1.14)    3.81
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Distributions to shareholders from:
  Dividends from net investment income         --       --       --       --       --       --       --       --       --       --
  Distributions from capital gains          (3.38)      --       --       --       --    (3.38)      --       --       --       --
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    Total dividends and distributions       (3.38)      --       --       --       --    (3.38)      --       --       --       --
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, end of period             $14.21   $24.54   $15.98   $12.79   $13.85   $13.72   $23.96   $15.71   $12.67   $13.81
                                           ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Total return(1)                            (30.60%)  53.57%   24.94%   (7.65%)  38.50%  (31.02%)  52.51%   23.99%   (8.25%)  38.10%
Ratios/supplemental data:
  Net assets, end of period (in millions)  $  120   $  154   $   78   $   62   $   43   $   67   $  110   $   66   $   57   $   38
Ratios to average net assets:#
  Net Expenses                               1.50%    1.50%    1.49%    1.50%    1.49%    2.13%    2.20%    2.23%    2.24%    2.24%
  Net investment income (loss)              (1.13%)  (0.99%)  (0.95%)  (0.91%)  (1.16%)  (1.75%)  (1.69%)  (1.69%)  (1.65%)  (1.93%)
  Expenses without waivers,
  reimbursements and earnings credits        1.64%    1.76%    1.89%    1.83%    2.38%    2.14%    2.26%    2.39%    2.33%    2.88%
  Net investment income (loss) without
  waivers, reimbursements and earnings
  credits                                   (1.27%)  (1.25%)  (1.35%)  (1.24%)  (2.05%)  (1.76%)  (1.75%)  (1.85%)  (1.74%)  (2.57%)
Portfolio turnover rate                        57%      87%      92%      68%       7%      57%      87%      92%      68%       7%

*   Commencement of operations.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
^   Formerly Chase Vista Small Cap Opportunities Fund
#   Short periods have been annualized.

                       See notes to financial statements.

                                                                                    DYNAMIC SMALL CAP FUND^
                                                           ------------------------------------------------------------------------
                                                                          CLASS C                            SELECT
                                                           -------------------------------------- ---------------------------------
                                                                                         1/7/98**                        4/5/99**
                                                                    YEAR ENDED            THROUGH       YEAR ENDED        THROUGH
                                                           10/31/01  10/31/00  10/31/99  10/31/98  10/31/01   10/31/00   10/31/99
                                                           --------  --------  --------  --------  --------   --------   --------
Per share operating performance
Net asset value, beginning of period                       $ 23.93   $ 15.69   $ 12.66   $ 13.17    $ 24.65    $ 15.98    $ 14.11
                                                           -------   -------   -------   -------    -------    -------    -------
Income from investment operations:
  Net investment income (loss)                               (0.23)    (0.35)@   (0.26)    (0.08)     (0.21)     (0.13)@    (0.05)
  Net gains or losses in securities (both realized and
  unrealized)                                                (6.62)     8.59      3.29     (0.43)     (6.69)      8.80       1.92
                                                           -------   -------   -------   -------    -------    -------    -------
    Total from investment operations                         (6.85)     8.24      3.03     (0.51)     (6.90)      8.67       1.87
                                                           -------   -------   -------   -------    -------    -------    -------
Distributions to shareholders from:
  Dividends from net investment income                          --        --        --        --         --         --         --
  Distributions from capital gains                           (3.38)       --        --        --      (3.38)        --         --
                                                           -------   -------   -------   -------    -------    -------    -------
    Total dividends and distributions                        (3.38)       --        --        --      (3.38)        --         --
                                                           -------   -------   -------   -------    -------    -------    -------
Net asset value, end of period                             $ 13.70   $ 23.93   $ 15.69   $ 12.66    $ 14.37    $ 24.65    $ 15.98
                                                           =======   =======   =======   =======    =======    =======    =======
Total return (1)                                            (31.02%)   52.52%    23.93%    (3.87%)   (30.20%)    54.26%     13.25%
Ratios/supplemental data:
  Net assets, end of period (in millions)                  $    10   $    14   $     6   $     5    $    --+   $    --+   $    --+
Ratios to average net assets:#
  Net Expenses                                                2.13%     2.20%     2.23%     2.24%      1.12%      1.10%      1.91%
  Net investment income (loss)                               (1.76%)   (1.69%)   (1.69%)   (1.55%)    (0.76%)    (0.59%)    (0.96%)
  Expenses without waivers, reimbursements and
earnings credits                                              2.14%     2.26%     2.39%     2.29%     12.21%&    15.48%&    34.70%&
  Net investment income (loss) without waivers,
  reimbursements and earnings credits                        (1.77%)   (1.75%)   (1.85%)   (1.60%)   (11.86%)&  (14.97%)&  (33.75%)&
Portfolio turnover rate                                         57%       87%       92%       68%        57%        87%        92%

**  Commencement of offering class of shares.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
^   Formerly Chase Vista Small Cap Opportunities Fund.
#   Short periods have been annualized.
+   Amounts round to less than one million.
& Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

                                                                                     SMALL CAP EQUITY FUND^
                                                                    --------------------------------------------------------
                                                                                            CLASS A
                                                                    --------------------------------------------------------
                                                                                           YEAR ENDED
                                                                    --------------------------------------------------------
                                                                    10/31/01    10/31/00    10/31/99    10/31/98    10/31/97
                                                                    --------    --------    --------    --------    --------
Per share operating performance
Net asset value, beginning of period                                 $ 27.89     $ 22.77     $ 20.40     $ 23.57     $ 19.19
                                                                     -------     -------     -------     -------     -------
Income from investment operations:
  Net investment income (loss)                                         (0.10)      (0.20)@     (0.13)@     (0.11)      (0.05)
  Net gains or losses in securities (both realized and unrealized)     (4.26)       7.97        2.67       (2.42)       4.72
                                                                     -------     -------     -------     -------     -------
   Total from investment operations                                    (4.36)       7.77        2.54       (2.53)       4.67
                                                                     -------     -------     -------     -------     -------
Distributions to shareholders from:
  Dividends from net investment income                                    --          --          --          --          --
  Distributions from capital gains                                     (3.89)      (2.65)      (0.17)      (0.64)      (0.29)
                                                                     -------     -------     -------     -------     -------
   Total dividends and distributions                                   (3.89)      (2.65)      (0.17)      (0.64)      (0.29)
                                                                     -------     -------     -------     -------     -------
Net asset value, end of period                                       $ 19.64     $ 27.89     $ 22.77     $ 20.40     $ 23.57
                                                                     =======     =======     =======     =======     =======
Total return (1)                                                      (16.62%)     37.10%      12.49%     (10.93%)     24.61%
Ratios/supplemental data:
Net assets, end of period (in millions)                              $    67     $    93     $    98     $   133     $   174
Ratios to average net assets:
  Net Expenses                                                          1.39%       1.44%       1.40%       1.38%       1.45%
  Net investment income (loss)                                         (0.80%)     (0.77%)     (0.59%)     (0.43%)     (0.23%)
  Expenses without waivers, reimbursements and earnings credits         1.40%       1.44%       1.40%       1.38%       1.45%
  Net investment income (loss) without waivers,
  reimbursements and earnings credits                                  (0.81%)     (0.77%)     (0.59%)     (0.43%)     (0.23%)
Portfolio turnover rate                                                   47%         75%         92%         74%         55%

@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or sales load.
^   Formerly Chase Vista Small Cap Equity Fund.

                       See notes to financial statements.

                                                                                     SMALL CAP EQUITY FUND^
                                                                    --------------------------------------------------------
                                                                                            CLASS B
                                                                    --------------------------------------------------------
                                                                                           YEAR ENDED
                                                                    --------------------------------------------------------
                                                                    10/31/01    10/31/00    10/31/99    10/31/98    10/31/97
                                                                    --------    --------    --------    --------    --------
Per share operating performance
Net asset value, beginning of period                                 $ 26.73     $ 22.06     $ 19.91     $ 23.19     $ 19.00
                                                                     -------     -------     -------     -------     -------
Income from investment operations:
  Net investment income (loss)                                         (0.09)      (0.37)@     (0.28)@     (0.31)      (0.27)
  Net gain or losses in securities
   (both realized and unrealized)                                      (4.25)       7.69        2.60       (2.33)       4.75
                                                                     -------     -------     -------     -------     -------
   Total from investment operations                                    (4.34)       7.32        2.32       (2.64)       4.48
                                                                     -------     -------     -------     -------     -------
Distributions to shareholders from:
  Dividends from net investment income                                    --          --          --          --          --
  Distributions from capital gains                                     (3.89)      (2.65)      (0.17)      (0.64)      (0.29)
                                                                     -------     -------     -------     -------     -------
   Total dividends and distributions                                   (3.89)      (2.65)      (0.17)      (0.64)      (0.29)
                                                                     -------     -------     -------     -------     -------
Net asset value, end of period                                       $ 18.50     $ 26.73     $ 22.06     $ 19.91     $ 23.19
                                                                     =======     =======     =======     =======     =======
Total return (1)                                                      (17.37%)     36.17%      11.69%     (11.60%)     23.84%
Ratios/supplemental data:
  Net assets, end of period (in millions)                            $    39     $    57     $    57     $    80     $   100
Ratios to average net assets:
  Net Expenses                                                          2.13%       2.17%       2.12%       2.10%       2.16%
  Net investment income (loss)                                         (1.54%)     (1.50%)     (1.31%)     (1.15%)     (0.94%)
Expenses without waivers, reimbursements
and earnings credits                                                    2.14%       2.17%       2.12%       2.10%       2.16%
Net investment income (loss) without waivers,
  reimbursements and earnings credits                                  (1.55%)     (1.50%)     (1.31%)     (1.15%)     (0.94%)
Portfolio turnover rate                                                   47%         75%         92%         74%         55%

@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
^   Formerly Chase Vista Small Cap Equity Fund.

                       See notes to financial statements.

                                                                                     SMALL CAP EQUITY FUND^
                                                                    --------------------------------------------------------
                                                                                             SELECT
                                                                    --------------------------------------------------------
                                                                                           YEAR ENDED
                                                                    --------------------------------------------------------
                                                                    10/31/01    10/31/00    10/31/99    10/31/98    10/31/97
                                                                    --------    --------    --------    --------    --------
Per share operating performance
Net asset value, beginning of period                                 $ 28.52     $ 23.10     $ 20.59     $ 23.71     $ 19.22
                                                                     -------     -------     -------     -------     -------
Income from investment operations:
  Net investment income (loss)                                         (0.10)      (0.05)@     (0.02)@     (0.02)       0.03
  Net gain or losses in securities (both realized and unrealized)      (4.26)       8.12        2.70       (2.46)       4.75
                                                                     -------     -------     -------     -------     -------
   Total from investment operations                                    (4.36)       8.07        2.68       (2.48)       4.78
                                                                     -------     -------     -------     -------     -------
Distributions to shareholders from:
  Dividends from net investment income                                    --          --          --          --          --
  Distributions from capital gains                                     (3.89)      (2.65)      (0.17)      (0.64)      (0.29)
                                                                     -------     -------     -------     -------     -------
   Total dividends and distributions                                   (3.89)      (2.65)      (0.17)      (0.64)      (0.29)
                                                                     -------     -------     -------     -------     -------
Net asset value, end of period                                       $ 20.27     $ 28.52     $ 23.10     $ 20.59     $ 23.71
                                                                     =======     =======     =======     =======     =======
Total return                                                          (16.19%)     37.94%      13.06%     (10.64%)     25.15%
Ratios/supplemental data:
Net assets, end of period (in millions)                              $   390     $   383     $   269     $   254     $   307
Ratios to average net assets:
  Net Expenses                                                          0.88%       0.88%       0.88%       1.04%       1.10%
  Net investment income (loss)                                         (0.30%)     (0.20%)     (0.07%)     (0.09%)      0.13%
Expenses without waivers, reimbursements
and earnings credits                                                    1.12%       1.13%       1.13%       1.13%       1.14%
Net investment income (loss) without waivers,
  reimbursements and earnings credits                                  (0.54%)     (0.45%)     (0.32%)     (0.18%)      0.09%
Portfolio turnover rate                                                   47%         75%         92%         74%         55%

@   Calculated based upon average shares outstanding.
^   Formerly Chase Vista Small Cap Equity Fund.

                       See notes to financial statements.

JPMorgan FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Mutual Fund Group

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Growth and Income Fund, JPMorgan Capital Growth Fund, JPMorgan Dynamic Small Cap Fund and JPMorgan Small Cap Equity Fund (separate portfolios of Mutual Fund Group, hereafter referred to as the "Funds") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 21, 2001

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS

As of October 31, 2001
(Amounts in Thousands)

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- 99.1%
--------------------------------------------------------------------------------
                COMMON STOCKS-- 99.1%
                Aerospace-- 0.8%
       387      Boeing Co.                                            $   12,616

                Automotive-- 2.5%
     1,601      Ford Motor Co.                                            25,695
       282      General Motors Corp.                                      11,665
                                                                      ----------
                                                                          37,360
                Banking-- 5.0%
       274      Bank of America Corp.                                     16,163
       608      Bank of New York Co., Inc.                                20,678
       975      Wells Fargo & Co.                                         38,513
                                                                      ----------
                                                                          75,354
                Chemicals-- 1.8%
       346      Dow Chemical Co.                                          11,501
       383      E.I. DuPont de Nemours Co.                                15,328
                                                                      ----------
                                                                          26,829
                Computer Software-- 1.2%
       564      Computer Associates International, Inc.                   17,439

                Computers/Computer Hardware-- 1.0%
       200      Hewlett-Packard Co.                                        3,366
       106      International Business Machines Corp.                     11,455
                                                                      ----------
                                                                          14,821
                Consumer Products-- 3.8%
       978      Philip Morris Companies, Inc.                             45,756
       146      Procter & Gamble Co.                                      10,772
                                                                      ----------
                                                                          56,528
                Diversified-- 3.8%
       800      General Electric Co.                                      29,139
       574      Tyco International LTD (Bermuda)                          28,206
                                                                      ----------
                                                                          57,345
                Electronics/Electrical Equipment-- 0.5%
       140      Emerson Electric Co.                                       6,863

                Financial Services-- 13.7%
       638      American Express Co.                                      18,776
     1,961      Citigroup, Inc.                                           89,277
       313      Fannie Mae                                                25,365
       696      Merrill Lynch & Co., Inc.                                 30,422
       671      Morgan Stanley Dean Witter & Co.                          32,806
       189      State Street Corp.                                         8,598
                                                                      ----------
                                                                         205,244
                Food/Beverage Products-- 4.4%
       500      Anheuser-Busch Companies, Inc.                            20,829
       390      PepsiCo, Inc.                                             18,997
       678      Sysco Corp.                                               16,347
       200      Unilever NV, N.Y. Registered Shares (Netherlands)         10,396
                                                                      ----------
                                                                          66,569

                       See notes to financial statements.

As of October 31, 2001
(Amounts in Thousands)

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                Insurance-- 4.2%
       473      American International Group, Inc.                    $   37,213
       264      Marsh & McLennan Companies, Inc.                          25,513
                                                                      ----------
                                                                          62,726
                Machinery & Engineering Equipment-- 2.6%
       600      Caterpillar, Inc.                                         26,832
       375      Dover Corp.                                               12,356
                                                                      ----------
                                                                          39,188
                Manufacturing-- 0.7%
       353      Honeywell International, Inc.                             10,431

                Metals/Mining-- 0.9%
       419      Alcoa, Inc.                                               13,528

                Multi-Media-- 3.8%
       344      AOL Time Warner, Inc. *                                   10,736
     1,013      The Walt Disney Co.                                       18,832
       771      Viacom, Inc., Class B *                                   28,156
                                                                      ----------
                                                                          57,724
                Oil & Gas-- 16.4%
       603      Chevron Texaco Corp.                                      53,385
     2,567      Exxon Mobil Corp.                                        101,256
       450      Halliburton Co.                                           11,111
       200      Noble Drilling Corp. *                                     6,110
     1,077      Royal Dutch Petroleum Co., N.Y. Registered Shares
                 (Netherlands)                                            54,419
       258      Santa Fe International Corp.                               6,280
       303      Schlumberger LTD                                          14,671
                                                                      ----------
                                                                         247,232
                Paper/Forest Products-- 3.2%
       470      International Paper Co.                                   16,842
       308      Weyerhaeuser Co.                                          15,372
       335      Willamette Industries, Inc.                               15,695
                                                                      ----------
                                                                          47,909
                Pharmaceuticals-- 7.6%
       836      Abbott Laboratories                                       44,291
       564      American Home Products Corp.                              31,488
       333      Pfizer, Inc.                                              13,953
       596      Pharmacia Corp.                                           24,134
                                                                      ----------
                                                                         113,866
                Restaurants/Food Services-- 0.6%
       340      McDonald's Corp.                                           8,864

                Retailing-- 3.0%
       620      Limited, Inc.                                              6,913
       360      May Department Stores Co.                                 11,322
       868      Target Corp.                                              27,038
                                                                      ----------
                                                                          45,273
                Semi-Conductors-- 3.2%
       394      Altera Corp. *                                             7,959
       432      Applied Materials, Inc. *                                 14,736

                       See notes to financial statements.

As of October 31, 2001
(Amounts in Thousands)

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                Semi-Conductors -- Continued
       350      Intel Corp.                                           $    8,547
       591      Texas Instruments, Inc.                                   16,541
                                                                      ----------
                                                                          47,783
                Telecommunications-- 10.0%
       719      AT&T Corp.                                                10,967
       231      AT&T Wireless Services, Inc. *                             3,342
     1,109      BellSouth Corp.                                           41,033
       786      SBC Communications, Inc.                                  29,947
     1,291      Verizon Communications, Inc.                              64,325
                                                                      ----------
                                                                         149,614
                Telecommunications Equipment-- 1.3%
     1,054      Motorola, Inc.                                            17,254
       297      Nortel Networks Corp. (Canada)                             1,726
                                                                      ----------
                                                                          18,980
                Utilities-- 3.1%
       202      Dominion Resources, Inc.                                  12,346
       568      Duke Energy Corp.                                         21,818
       260      TXU Corp.                                                 11,918
                                                                      ----------
                                                                          46,082
--------------------------------------------------------------------------------
                Total Long-Term Investments                            1,486,168
                (Cost $1,507,461)
--------------------------------------------------------------------------------
      Short-Term Investment-- 0.9%
--------------------------------------------------------------------------------
                MONEY MARKET FUND-- 0.9%
    14,179      JPMorgan Prime Money Market Fund (a)                      14,179
                (Cost $14,179)
--------------------------------------------------------------------------------
                Total Investments-- 100.0%                            $1,500,347
                (Cost $1,521,640)
--------------------------------------------------------------------------------

INDEX:
*      -- Non-income producing security.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc.

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES As of October 31, 2001

(Amounts in Thousands)

--------------------------------------------------------------------------------
   ASSETS:
     Investment securities, at value                       $1,500,347
     Receivables:
       Investment securities sold                              17,507
       Dividends                                                2,423
       Expense reimbursement from Adviser                           3
--------------------------------------------------------------------------------
         Total Assets                                       1,520,280
--------------------------------------------------------------------------------
   LIABILITIES:
     Accrued liabilities:
       Investment advisory fees                                   532
       Administration fees                                         66
       Trustees' fees                                             249
       Other                                                      102
--------------------------------------------------------------------------------
         Total Liabilities                                        949
================================================================================
   NET ASSETS APPLICABLE TO INVESTORS'
   BENEFICIAL INTERESTS                                    $1,519,331
--------------------------------------------------------------------------------
   Cost of investments                                     $1,521,640
--------------------------------------------------------------------------------


                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
STATEMENT OF OPERATIONS As of October 31, 2001

(Amounts in Thousands)

--------------------------------------------------------------------------------
   INVESTMENT INCOME:
     Dividend                                                 $31,351
     Interest                                                   4,174
     Dividend income from affiliated investments*                  53
     Foreign taxes withheld                                      (260)
--------------------------------------------------------------------------------
       Total investment income                                 35,318
--------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                   7,466
     Administration fees                                          933
     Custodian fees                                                93
     Accounting fees                                               47
     Professional fees                                             34
     Trustees' fees                                               162
     Other                                                         77
--------------------------------------------------------------------------------
         Total expenses                                         8,812
--------------------------------------------------------------------------------
         Less expense reimbursements                              128
--------------------------------------------------------------------------------
       Net expenses                                             8,684
--------------------------------------------------------------------------------
         Net investment income                                 26,634
--------------------------------------------------------------------------------
   REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     Net realized loss on investment transactions             (10,366)
     Change in net unrealized appreciation\depreciation
      of investments                                         (441,285)
--------------------------------------------------------------------------------
     Net realized and unrealized loss on investments         (451,651)
     Net decrease in net assets from operations             $(425,017)
================================================================================
     *Includes reimbursements of investment
     advisory, administrative and shareholder
     servicing fees:                                        $       3


                      See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS As of October 31, 2001

(Amounts in Thousands)

                                                                        Year Ended
                                                                10/31/01         10/31/00
---------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
     Net investment income                                    $   26,634      $   25,025
     Net realized gain (loss) on investments                     (10,366)        322,821
     Change in net unrealized appreciation\depreciation         (441,285)       (123,018)
---------------------------------------------------------------------------------------------
        Increase (decrease) in net assets
        from operations                                         (425,017)        224,828
---------------------------------------------------------------------------------------------
   TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTEREST:
     Contributions                                               206,437         147,832
     Withdrawals                                                (469,439)       (789,064)
---------------------------------------------------------------------------------------------
        Net decrease from transactions
        in investors' beneficial interest                       (263,002)       (641,232)
        Total decrease in net assets                            (688,019)       (416,404)

   NET ASSETS:
     Beginning of period                                       2,207,350       2,623,754
     End of period                                            $1,519,331      $2,207,350
=============================================================================================


                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Growth and Income Portfolio ("GIP") (the "Portfolio") is separately registered under the Investment Company Act of 1940, as amended, as a non-diversified, open end management investment company organized as a trust under the laws of the State of New York. The declaration of trust permits the Trustees to issue beneficial interests in the the Portfolio. The GIP commenced operations on November 19, 1993.

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and ask quotations. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

  B. REPURCHASE AGREEMENTS -- It is the Portfolio's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolio's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

  C. FUTURES CONTRACTS -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

     Index futures contracts are used to control the asset mix of the Portfolio in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly. Use of long futures contracts subject the Portfolio to risk of loss up to the nominal value of the contract. Use of short futures contracts subject the Portfolio to unlimited losses.

     The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade. As of October 31, 2001, the Portfolio had no outstanding futures contracts.

  D. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

  E. FEDERAL INCOME TAXES -- The Portfolio intends to continue to qualify as a partnership and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolio. The investors in the Portfolio must take into account their proportionate share of the Portfolio's income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolio does not intend to distribute to investors its net investment income or its net realized gains, if any. It is intended that the Portfolio will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

  F. EXPENSES -- Expenses directly attributable to the Portfolio are charged to that Portfolio; other expenses are allocated on another reasonable basis.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  A. INVESTMENT ADVISORY FEE -- Pursuant to an Investment Advisory Agreement, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM" or "Adviser") (formerly Chase Fleming Asset Management (USA) Inc., formerly Chase Asset Management Inc.) acts as the investment adviser to the Portfolio. JPMFAM is a direct wholly-owned subsidiary of J.P. Morgan Chase & Co. As investment adviser, JPMFAM supervises the investments of the Portfolio and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.40% of the Portfolio's average daily net assets.

     Prior to February 22, 2001, The Chase Manhattan Bank ("Chase"), also a direct wholly-owned subsidiary of J.P. Morgan Chase & Co. acted as the investment adviser to the Portfolio, and JPMFAM acted as the investment sub-adviser to the Portfolio. Pursuant to an Investment Sub-Advisory Agreement between Chase and JPMFAM for the Portfolio, JPMFAM was entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of the Portfolio's average daily net assets.

     The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any investment advisory, administrative fee and shareholder servicing fees related to the Portfolio's investment in an affiliated money market fund.

  B. CUSTODIAN FEES -- Chase, as Custodian, provides safekeeping services for the Portfolio's securities. Compensation for such services is presented in the Statement of Operations as custodian fees. In addition, custodian fees are subject to reduction by credits earned by the Portfolio, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations.

  C. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolio. In consideration of these services the Administrator receives from the Portfolio a fee computed at the annual rate equal to 0.05% of the Portfolio's average daily net assets.

     The Administrator reimbursed expenses for the Portfolio as follows (amounts in thousands):

                                                                   ADMINISTRATOR
                                                                   REIMBURSEMENT
--------------------------------------------------------------------------------
      GIP                                                              $128

3.   INVESTMENT TRANSACTIONS

For the year ended October 31, 2001, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

                                                                         GIP
--------------------------------------------------------------------------------
Purchases (excluding U.S. Government)                                $208,089
Sales (excluding U.S. Government)                                     338,361

4.   FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2001, are as follows (in thousands):

                                                                         GIP
Aggregate cost                                                       $1,523,753
Gross unrealized appreciation                                           186,802
Gross unrealized depreciation                                          (210,208)
Net unrealized depreciation                                             (23,406)

5.   CONCENTRATIONS

As of October 31, 2001, GIP invested 18.7% of its portfolio in securities issued by financial companies. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important role in the operation of the financial sector.

As of October 31, 2001, GIP invested 16.4% of its portfolio in securities issued by energy sector institutions including oil and gas companies.

6.  TRUSTEE COMPENSATION

The Portfolio has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the period from November 1, 2000 to May 15, 2001, included in Trustees Fees in the Statement of Operations, were as follows (in thousands):

                                                                       PENSION
                                                                       EXPENSES
--------------------------------------------------------------------------------
GIP                                                                      $10

In connection with the consolidation of the heritage J. P. Morgan and heritage Chase fund families, and the reduction in the number of combined trustees on the new board from 22 to 8, the Pension Plan was terminated effective May 15, 2001. In furtherance of this termination, the Trustees were paid an amount equal, in the aggregate, to

$10.95 million, of which $5.3 million had been previously accrued by the JPMorgan (Formerly Chase Vista) Funds. The remaining $5.65 million was reimbursed by Chase on May 16, 2001. Certain of the trustees have elected to defer receipt of such amount pursuant to a deferred compensation plan. The amount of the Chase reimbursement and the amounts rolled into the deferred compensation plan are as follows (in thousands):

                                                                  DEFERRED
                                               CHASE            COMPENSATION
FUND NAME                                  REIMBURSEMENT          ROLLOVER
--------------------------------------------------------------------------------
GIP                                            $128                 $203

Accrued liability and expense amounts from the deferred compensation plan are included in trustees' fees on the Statement of Assets and Liabilities and the Statement of Operations, respectively.

7.   BANK BORROWINGS

The Portfolio may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Portfolio's total assets must be repaid before the Portfolio may make additional investments. The Portfolio has entered into an agreement, enabling it to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio also pays commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand. This agreement will expire on January 4, 2002.

The Portfolio had no borrowings outstanding at October 31, 2001, nor at any point during the year then ended.

8.  SUBSEQUENT EVENT

On November 10, 2001, The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York merged to form JPMorgan Chase Bank. The new Administrator for the Portfolio will be the JPMorgan Chase Bank. As a result, all references in the Annual Report to either the Chase Manhattan Bank or Morgan Guaranty Trust Company of New York should be replaced with JPMorgan Chase Bank.

GROWTH AND INCOME PORTFOLIO

SUPPLEMENTARY DATA



GROWTH AND INCOME PORTFOLIO
SUPPLEMENTARY DATA

                                                                       FOR THE YEAR ENDED OCTOBER 31,
                                                         ---------------------------------------------------------
                                                          2001          2000          1999         1998       1997
                                                          ----          ----          ----         ----       ----
Ratios to Average Net Assets
  Expenses                                               0.47%         0.47%         0.47%        0.47%      0.47%
  Net Investment Income                                  1.43%         1.05%         1.20%        1.21%      1.61%
  Expenses without Reimbursements                        0.48%         0.47%         0.47%        0.47%      0.47%
  Net Investment Income without Reimbursements           1.42%         1.05%         1.20%        1.21%      1.61%
Portfolio Turnover                                         12%           30%          125%         113%        62%


                      See notes to financial statements.

                      JPMorgan PORTFOLIOS
                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Beneficial Unit Holders of
Growth and Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Growth and Income Portfolio (the "Portfolio") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 21, 2001

TAX LETTER (UNAUDITED)



TAX LETTER (UNAUDITED)
JPMorgan Growth and Income Fund
JPMorgan Capital Growth Fund
JPMorgan Dynamic Small Cap Fund
JPMorgan Small Cap Equity Fund

Certain tax information for the JPMorgan Equity Funds that is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 2001. The information and distributions reported in this letter may differ from the information and distributions taxable to shareholders for the calendar year ending December 31, 2001. The information necessary to complete your income tax returns for the calendar year ending December 31, 2001 will be received under a separate cover.


FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001:

The following represents the percentage of distributions eligible for dividends received deduction and the long term capital gains distributed by the Funds:


                                 DIVIDENDS RECEIVED          LONG-TERM CAPITAL
JPMORGAN FUND                        DEDUCTION               GAINS DISTRIBUTION
-------------------------------------------------------------------------------
Growth and Income Fund                 100.00%                  $204,193,250
Capital Growth Fund                         -                     99,082,834
Dynamic Small Cap Fund                      -                     37,039,752
Small Cap Equity Fund                   11.14%                    59,959,676


                      See notes to financial statements.

                     [This page intentionally left blank]

JPMorgan
FUNDS

U.S. EQUITY FUNDS
Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
SmartIndex(TM) Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

SELECT FUNDS
Select Balanced Fund
Select Equity Income Fund
Select International Equity Fund
Select Large Cap Equity Fund
Select Large Cap Growth Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS
Fleming Tax Aware International
    Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Small Company
    Opportunities Fund
Tax Aware U.S. Equity Fund

INTERNATIONAL EQUITY FUNDS
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Value Fund
Fleming International Growth Fund
Fleming International Opportunities Fund
Fleming Japan Fund


SPECIALTY FUNDS
Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund

FIXED INCOME FUNDS
Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short-Term Bond Fund
Short-Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAX FREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free
    Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS
100% U.S. Treasury Securities
    Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

                                 ANNUAL REPORT

INVESTMENT ADVISER
J.P. Morgan Fleming Asset
Management

ADMINISTRATOR,
SHAREHOLDER AND FUND
SERVICING AGENT AND
CUSTODIAN
JPMorgan Chase Bank

DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Simpson Thacher & Bartlett
Sullivan & Cromwell

INDEPENDENT
ACCOUNTANTS
PricewaterhouseCoopers LLP

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with JPMorgan Chase Bank. JPMorgan Chase Bank and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MN 02379-1039

      (C) J.P. Morgan Chase & Co., 2001 All Rights Reserved. December 2001

                                                                    AN-EQCF-1201